UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)     (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:          12/31

Date of reporting period:         12/31/12

1. REPORTS TO STOCKHOLDERS.

December 31, 2012

Lazard Retirement Series Annual Report

U.S. Equity	Emerging Markets
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Targeted Volatility
International Equity	Lazard Retirement Multi-Asset Targeted Volatility Portfolio
Lazard Retirement International Equity Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

8	Performance Overviews

13	Information About Your Portfolio’s Expenses

15	Portfolio Holdings Presented by Sector

16	Portfolios of Investments

16	Lazard Retirement U.S. Strategic Equity Portfolio

18	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

20	Lazard Retirement International Equity Portfolio

22	Lazard Retirement Emerging Markets Equity Portfolio

24	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

34	Notes to Portfolios of Investments

36	Statements of Assets and Liabilities

38	Statements of Operations

40	Statements of Changes in Net Assets

42	Financial Highlights

46	Notes to Financial Statements

55	Report of Independent Registered Public Accounting Firm

56	Board of Directors and Officers Information

59	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

Global equities rebounded strongly in 2012, with several major stock indices recording gains in the low double digits. Fixed-income markets continued to perform well. Although uncertainty created by global deleveraging and political transition gave investors pause throughout the year, sentiment was buoyed by looser monetary policy, progress toward resolving the euro zone debt crisis, and an upturn in U.S. house prices.

Corporate profitability and cash generation remain robust and valuations remain attractive by historical standards. During the year, emerging-market equities modestly outperformed their developed-market counterparts amid central bank action and signs of greater economic stability, both globally and in specific regions and countries, particularly China.

At Lazard Asset Management, we remain focused on fundamental, active management, particularly during these challenging financial times.

We believe that financial markets offer attractive opportunities, and that we possess and continually cultivate the skills, knowledge, and experience to take advantage of these opportunities. We are committed to leveraging our strengths to help you, a valued shareholder in Lazard Funds, achieve your financial goals.

We appreciate your continued confidence in our management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

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Lazard Retirement Series, Inc. Investment Overviews

U.S. Equities

During the first quarter of 2012, the U.S. market rallied due to heightened global growth prospects, continued loose monetary policy, and positive developments in the European debt crisis. In the second quarter, the market declined, primarily due to concerns about Europe, particularly the prospect that Greece would exit the euro zone and cause subsequent contagion in the financial markets. Investors were also disappointed as U.S. employment and economic indicators were lower than expected. During the third quarter of 2012, the market gained as investors were encouraged by a relatively strong earnings season and improving house prices. The U.S. Federal Reserve (the Fed) announced another round of quantitative easing and the European Central Bank (ECB) declared it would begin purchasing sovereign debt in the secondary market alongside the European Stability Mechanism (ESM) for countries which agreed to certain conditions, both of which buoyed markets. While the market was volatile during the fourth quarter due to the presidential election and worries about the impending fiscal cliff, there were bright spots over the period. Housing continued to strengthen and third-quarter GDP growth was revised to 3.1%.

International Equities

The twelve-month period ended December 31, 2012 was eventful and volatile, but ultimately ended with an increase for international equity markets. Slowing global economic growth concerned investors. Sovereign debt problems also weighed on investor sentiment; however, European Union (EU) and ECB actions helped allay market concerns. In December, the ECB announced a plan to backstop the banking system through liquidity provisions. The Long Term Refinancing Operation (LTRO) program provided over a trillion dollars of three-year financing at 1% interest rates, easing financing concerns for banks and sovereigns. In June, an EU summit proposed two things: the establishment of a single banking supervisor, and the allowance for the ESM to directly inject capital into troubled banks. In July, ECB President Mario Draghi signaled that the bank is committed to preserving the euro zone, and would do “whatever it takes” to do so. In September, the Outright Monetary Transactions program, focused on unlimited purchases of sovereign bonds, was introduced. Lastly, Germany’s Constitutional Court ruled in favor of the ESM, the euro zone’s permanent bailout facility, bolstering investor confidence. In the United States, uncertainty leading up to the November election, and surrounding the fiscal cliff, was tempered as the Fed announced further quantitative easing. Fed Chairman Ben Bernanke stated that the quantitative easing, which focused on mortgage-backed securities, would remain open-ended until the U.S. labor market improved, raising some concerns internationally. In December, Standard & Poor’s upgraded Greece’s credit rating by six notches from “selective default” to “B-” following the country’s demonstration of its commitment to the euro, while the ECB announced it would accept Greek government debt as collateral. Elsewhere, in Japan, the Liberal Democratic Party reclaimed power in the December elections, fueling speculation of policy efforts to stimulate inflation and change Bank of Japan inflation targets. In emerging markets, the Chinese government underwent its once-a-decade leadership transition, which is expected to be followed by stimulative policies. In Latin America, Mexico’s new government assumed control. Mexico and Peru both reported robust GDP numbers in November while Brazil disappointed, increasing pressure on the government to impose pro-growth reforms.

Emerging Markets Equities

Once more, issues in the developed world had a dominant effect on capital markets worldwide in 2012. Pressured by concern over the adequacy of global economic growth, but supported by universally low interest rates and highly stimulative central bank policies, the prices of equities in the developing world fluctuated significantly during 2012. Close to the year’s beginning, the ECB introduced its LTRO as a stabilizing tool, which bolstered global capital markets’ returns markedly. However, this was significantly counterbalanced by new, serious concerns regarding European debt sustainability in the second quarter, and commodity prices finished the period significantly weaker. In the third quarter, ECB President Mario Draghi publicly stated that the bank would do “whatever it takes” to preserve the euro and stabilize the European economy. This comment, in addition to other stimulatory policy activity from the ECB, reassured markets substantially. U.S. President Barack Obama’s re-election in November, and his focus on increasing tax revenues in order to avert the fiscal cliff of automatic cost reductions and new taxes, finished the year on a shrill but ascending note. Over each of the months in 2012, emerging markets gained relatively strongly, rising by more than 18% in total for 2012, as measured by the Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the EM Index). Returns were positive across all regions, as Asian shares performed marginally worse than equities in the eastern European,

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Middle Eastern, and African (EMEA) region. Although still positive, performance in Latin America was held back by its substantial materials and energy sector exposures and sensitivity.

With the exception of Argentina, which is not an index constituent, other Latin American markets recorded positive returns. Brazilian equities finished flat, restrained by poor share performance from oil and gas companies and some materials exporters, as well as by the effects of periodic anti-corporate rhetoric from President Dilma Rousseff. Elsewhere in the region, countries such as Colombia and Peru had excellent performance, where stable economic conditions were accompanied by sensible economic policies. Mexican equities also recorded a strong year, reinforced by the election of President Enrique Peña Nieto. Despite the Argentinean government’s partial expropriation of YPF, the recent announcement of higher gas tariffs in the country, as well as a possible exploration and production agreement, helped the company’s share price recover some of its decline.

Almost all Asian emerging markets performed positively over the year. China and the Philippines were among the best performers, aided by improving economic conditions. In China, concerns about economic growth persisted following its official guidance of 7.5% economic growth in the first half of the year until some encouraging Purchasing Managers’ Index (PMI) readings appeared to change the sentiment. The autumn unveiling of the Chinese Communist Party’s new Politburo Standing Committee appeared to reinvigorate the country’s economic direction. The Philip-pine economy has also endured a long recovery period, but the government’s anti-corruption efforts have not gone unnoticed. Despite a persistently divided political environment, Thai shares were aided by signs of greater economic activity and rose significantly. The broad strength of semiconductor company stocks had a positive effect on such companies in South Korea and Taiwan. Despite beginning the year at relatively expensive valuations, Indian equities continued to generate decent rates of return, helped by the Reserve Bank’s accommodative monetary policy. Indonesia, which had been impressive in the 2009-2011 period, generated muted returns during the year, to some degree due to its vulnerability to higher inflation.

Markets in the EMEA region exhibited strong performance during 2012. Despite the European sovereign debt crises and austerity programs, shares in the Czech Republic and

Hungary finished higher. Poland’s resilient economy recorded a market rise of almost 40%. Elsewhere, following President Mohammed Morsi’s election as Egypt’s first democratically elected head of state, and despite other political factors, Egyptian shares also rose considerably during the year. Russian equities were generally supported by reasonable crude oil prices and corporations commenting publicly concerning better capital management and corporate governance. Finally, Turkish equities were the best performers of any emerging-market country, aided by low valuations, strong corporate profits, and a lesser need for unorthodox monetary policy.

In terms of sector returns, health care, financials, information technology, and consumer staples performed relatively well. The energy, materials, utilities, and telecom services sectors underperformed the EM Index.

Lazard Retirement U.S. Strategic Equity Portfolio

For the year ended December 31, 2012, the Lazard Retirement U.S. Strategic Equity Portfolio’s Service Shares posted a total return of 14.01%, as compared with the 16.00% return for the S&P 500® Index.

Stock selection and an overweight position in the health care sector contributed to performance. Shares of Baxter International, a company that focuses on treatments for hemo-philia, kidney disease, immune disorders, and other chronic medical conditions, rose after the company reported strong earnings and increased its dividend and share repurchase program. In December, the company announced that it would be acquiring dialysis machine maker Gambro. Stock selection and an overweight position in the consumer discretionary sector also helped returns. Shares of cable and media operator Comcast rose after the company reported strong earnings, led by consistently solid performance in its cable division. Management also announced an increase in both its dividend and share repurchase programs during the year.

In contrast, stock selection in the materials sector detracted from performance. Shares of metallurgical coal producer Walter Energy fell after the company reported disappointing earnings, stemming from a slowdown in global steel demand. Stock selection in the information technology sector also hurt returns. The Portfolio’s relative underweight in Apple detracted from returns as the company had a robust return during the year.

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Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

For the year ended December 31, 2012, the Lazard Retirement U.S. Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 10.38%, as compared with the 17.88% return for the Russell 2500® Index.

For the year, stock selection in the energy and consumer discretionary sectors detracted from performance, while stock selection in the industrials and financials sectors helped returns.

The main detractor in the energy sector was GulfMark Offshore, a provider of marine support services to the energy industry. Shares of the company declined after it announced earnings in May that missed expectations. We exited the position in September 2012. Key Energy Services, a provider of onshore, rig-based well services, and Rosetta Resources, an oil and gas exploration and production company, also detracted from returns in the energy sector.

Performance in the consumer discretionary sector was hurt by Tempur-Pedic International, a mattress manufacturer, after the company announced lower-than-anticipated earnings guidance. We exited the position in Tempur-Pedic in June 2012. Modine Manufacturing, a manufacturer of heat-transfer and heat-storage technology products for the automotive market, also detracted from returns. Shares of the company declined after it reduced its full-year earnings target during the year amid slowing sales in Europe.

In the industrials sector, TriMas, a diversified manufacturer for the commercial, manufacturing, and consumer markets, outperformed throughout the year based on consistently strong earnings. MasTec, a specialty contractor for buildings, installation, and maintenance, outperformed due to better-than-expected revenues and increased revenue guidance announced in the third quarter. A position in Regal-Beloit, which manufactures solutions to control motion, torque, and electrical products, performed well based on stronger-than-expected guidance early in the year and on maintenance of their longer-term guidance throughout the year.

Extra Space Storage, a real estate investment trust (REIT) focused on self-storage properties, was the best performer in the financials sector. The company consistently beat consensus earnings estimates throughout the year, and there is general optimism about the potential of future earnings from the company’s 2012 acquisitions. Shares of PacWest Ban-

corp, a provider of commercial banking services focused in California, outperformed based on generally improved conditions and growth in the loan market, a recovery in Califor-nia, and optimism surrounding an acquisition the company announced in November. Shares of Wintrust Financial, a provider of community-based banking services, also helped performance in the sector.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2012, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 21.11%, as compared with the 17.32% return for the MSCI EAFE® Index (Europe, Australasia, Far East), or the EAFE Index.

The Portfolio’s strong outperformance over the twelve months ended December 31, 2012 was primarily driven by stock selection. Within the materials sector, Australian building materials supplier James Hardie Industries performed well due to strong demand from a recovering U.S. housing industry. A position in U.K. global beverage can manufacturer Rexam contributed to relative returns due to progress in restructuring and operational performance. In the information technology sector, South Korean electronics producer Sam-sung continued to outperform on strong smartphone sales.

The Portfolio was negatively impacted by the financials sector. Banco do Brasil detracted from relative returns as the government increased pressure on banks to reduce borrowing costs thereby impacting net interest margins. In addition, Swiss financial services firm Credit Suisse Group underperformed following a report which called for a strengthening of its capital base. Both positions were exited during the year. Low exposure to Asia ex-Japan also detracted from relative returns.

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2012, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of 22.05%, while Investor Shares posted a total return of 22.34%, as compared with the 18.22% return for the EM Index.

Stock selection in the telecom services and consumer staples sectors and in Brazil and South Africa helped performance, as shares of Cielo, a Brazilian credit card processing company, improved due to better-than-expected fourth-quarter

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results, as well as a tender offer to the minority shareholders of Cielo’s competitor, Redecard, by Itau Unibanco Holding. Shoprite Holdings, a South African operator of supermarkets, benefited from strong execution in a buoyant domestic retail market, and from market optimism regarding its growth strategy for the rest of Africa. A higher-than-benchmark exposure to Turkey also added value as Turkiye Is Bankasi, a Turkish bank, bounced back from prior weakness amid reduced concerns over a potential investigation by the market regulator into claims of influence by the opposition party on company policies and as a result of positive economic data in Turkey.

Samsung Electronics, a South Korean manufacturer of electronics equipment, outperformed based on continued strong sales of its Galaxy smartphones. Taiwan Semiconductor Manufacturing, a producer of integrated circuits, performed well amid increased speculation that it would secure Apple A7 chip orders in 2014.

In contrast, stock selection in the energy sector and in India hurt performance. Shares of YPF, an Argentine energy company, weakened after the government announced plans to expropriate a majority of the company from its primary owner, Repsol. HTC, Taiwan’s leading smartphone manufacturer performed poorly due to disappointing results. Companhia Siderurgica Nacional (CSN), a Brazilian steel manufacturer, declined as a result of slowing demand for its products. Our holdings in HTC and CSN were sold during the fourth quarter. Shares of United Tractors, an Indonesian distributor of heavy construction equipment and provider of mining contract services, retreated as heavy equipment sales declined, and based on expectations that coal companies would reduce capital spending as a result of falling coal prices. NetEase, a Chinese online gaming and internet provider, was pressured by concerns that the Chinese gaming market is slowing.

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

For the period from April 30, 2012 (the Portfolio’s inception) through December 31, 2012, the Lazard Retirement Multi-

Asset Targeted Volatility Portfolio’s Service Shares posted a total return of 5.74%, as compared with the 3.73% return of its benchmark, which is a 50/50 blend of the MSCI World® Index and the Barclays Capital Global Aggregate Bond® Index (the MATV Index).

The Portfolio’s assets are allocated among various of Lazard Asset Management LLC’s, the Fund’s investment manager (the “Investment Manager”), domestic and foreign equity and fixed-income strategies utilizing qualitative and quantitative analysis. The Investment Manager considers broad economic contexts pertinent to allocation decisions among the strategies.

Changes made to the weighting of these economic contexts during the period reflected a consideration of many factors, including: 1) the euro zone sovereign debt crisis; 2) global macro data readings, particularly of the PMI (which measures economic activity) in China, the United States, and the euro zone; 3) inflation in emerging and developed markets; 4) commodity prices; 5) investment flows into emerging markets; 6) central bank policies, notably those of the Fed and the ECB; 7) U.S., European and Chinese policymakers’ initiatives; 8) employment data, and 9) the U.S. housing sector.

From the Portfolio’s inception through December 31, 2012, stock selection in the technology, energy, and consumer discretionary sectors, and stock selection in the United States, Japan and Germany added value within the Portfolio’s equity allocation. Within fixed-income, performance was helped by country allocations, primarily through overweight positions in Poland, Australia, and New Zealand. Security selection in Europe and the United States, along with tactical currency exposure, also contributed to returns from the fixed-income allocation. In contrast, stock selection in the materials and health care sectors and an underweight exposure to financials, stock selection in the United Kingdom, and an underweight exposure to Swiss equities detracted from performance, as did avoiding government bonds in peripheral Europe (specifically Italy), which recorded attractive, albeit volatile, returns for the year.

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Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by the Investment Manager, State Street Bank and Trust Company, the Fund’s Administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2012; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of each Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Annual Report  7

Lazard Retirement Series, Inc. Performance Overviews

Lazard Retirement U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Years Ended December 31, 2012

	One Year	Five Years	Ten Years
Service Shares	14.01%	1.49%	6.03%

S&P 500 Index	16.00%	1.66%	7.10%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfo- lio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when re- deemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unman- aged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

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Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Years Ended December 31, 2012

	One Year	Five Years	Ten Years
Service Shares	10.38%	3.79%	7.84%
Russell 2500 Index	17.88%	4.34%	10.49%
Russell 2000/2500 Linked Index	17.88%	4.47%	10.20%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfo- lio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when re- deemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard Retirement U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representa- tion is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 and the Russell 2500 Index for all periods there- after. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

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Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and EAFE Index*

Average Annual Total Returns*
Years Ended December 31, 2012

	One Year	Five Years	Ten Years
Service Shares	21.11%	-1.72%	7.36%
EAFE Index	17.32%	-3.69%	8.21%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfo- lio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when re- deemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

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Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retire- ment Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*
Years Ended December 31, 2012

	Service Shares			Investor Shares
	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†
Retirement Emerging Markets Equity Portfolio**	22.05%	1.35%	17.94%	22.34%	1.61%	7.32%
EM Index	18.22%	-0.92%	16.52%	18.22%	-0.92%	5.62%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfo- lio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when re- deemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Investor Shares was May 1, 2006.

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Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Multi-Asset Targeted Volatility Portfolio, MATV Index and MSCI World® Index*

Total Returns*

Period Ended December 31, 2012

Since Inception†
Service Shares	5.74%
MATV Index	3.73%
MSCI World Index	5.01%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfo- lio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Per- formance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when re- deemed, may be worth more or less than their original cost. No single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representa- tion is made as to their accuracy. The MATV Index is a 50/50 blend of the MSCI World Index and the Barclays Capital Global Aggregate Bond® Index.The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe, and the Asia/Pacific region. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. It covers the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

†	The inception date for the Portfolio was April 30, 2012.

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Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2012 through December 31, 2012 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

Annual Report  13

Portfolio	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12 - 12/31/12	Annualized Expense Ratio During Period 7/1/12 - 12/31/12
Retirement U.S. Strategic Equity
Service Shares
Actual	$1,000.00	$1,083.90	$5.24	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.08	1.00%

Retirement U.S. Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,032.10	$7.31	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.94	$7.26	1.43%

Retirement International Equity
Service Shares
Actual	$1,000.00	$1,148.20	$5.95	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.60	1.10%

Retirement Emerging Markets Equity
Service Shares
Actual	$1,000.00	$1,129.90	$7.45	1.39%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.05	1.39%
Investor Shares
Actual	$1,000.00	$1,131.20	$6.12	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.80	1.14%

Retirement Multi-Asset Targeted Volatility**
Service Shares
Actual	$1,000.00	$1,055.30	$5.42	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.87	$5.32	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

**	Retirement Multi-Asset Targeted Volatility Portfolio commenced investment operations on April 30, 2012.

14  Annual Report

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector December 31, 2012

Sector*	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	16.5%	12.9%	13.5%	6.9%
Consumer Staples	11.6	2.1	9.5	12.7
Energy	8.7	5.5	8.4	7.5
Financials	11.5	23.3	18.4	27.0
Health Care	16.8	7.9	14.0	–
Industrials	11.0	17.1	11.7	8.5
Information Technology	19.8	18.8	6.1	14.2
Materials	2.9	9.3	9.5	9.0
Telecommunication Services	–	–	4.0	13.3
Utilities	–	1.6	2.4	–
Short-Term Investments	1.2	1.5	2.5	0.9
Total Investments	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Consumer Discretionary	9.2%
Consumer Staples	10.3
Energy	8.1
Financials	15.2
Health Care	8.6
Industrials	10.4
Information Technology	11.1
Materials	4.0
Municipal	0.4
Telecommunication Services	2.5
Utilities	3.3
Sovereign Debt	13.4
Short-Term Investment	3.5
Total Investments	100.0%

*   Represents percentage of total investments.

Annual Report  15

Lazard Retirement Series, Inc. Portfolios of Investments December 31, 2012

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio

Common Stocks | 98.8%

Aerospace & Defense | 3.3%
Raytheon Co.	1,515	$87,203
Rockwell Collins, Inc.	635	36,938
The Boeing Co.	1,265	95,331
		219,472
Agriculture | 1.2%
The Mosaic Co.	1,380	78,149

Alcohol & Tobacco | 2.0%
Molson Coors Brewing Co., Class B	3,080	131,793

Automotive | 1.6%
General Motors Co. (a)	1,300	37,479
Lear Corp.	1,485	69,557
		107,036
Banking | 2.0%
Bank of America Corp.	11,245	130,442

Cable Television | 4.1%
Comcast Corp., Class A	7,720	277,534

Chemicals | 1.1%
E.l. du Pont de Nemours & Co.	1,665	74,875

Commercial Services | 2.9%
ADT Corp.	1,567	72,850
Corrections Corp. of America	1,850	65,620
Republic Services, Inc.	1,910	56,020
		194,490
Computer Software | 3.8%
BMC Software, Inc. (a)	1,925	76,346
Microsoft Corp.	2,400	64,152
Oracle Corp.	3,385	112,788
		253,286
Consumer Products | 1.4%
Hasbro, Inc.	1,415	50,798
Newell Rubbermaid, Inc.	2,055	45,765
		96,563
Energy Exploration & Production | 1.8%
Devon Energy Corp.	2,315	120,473
Description	Shares	Value

Energy Integrated | 5.8%
Chevron Corp.	1,500	$162,210
ConocoPhillips	2,200	127,578
Consol Energy, Inc.	3,150	101,115
		390,903
Energy Services | 1.1%
Halliburton Co.	2,185	75,798

Financial Services | 8.0%
American Express Co.	1,510	86,795
Ameriprise Financial, Inc.	1,905	119,310
Capital One Financial Corp.	1,230	71,254
Citigroup, Inc.	5,195	205,514
Janus Capital Group, Inc.	6,260	53,335
		536,208
Food & Beverages | 2.9%
PepsiCo, Inc.	950	65,009
Sysco Corp.	4,175	132,180
		197,189
Health Services | 1.1%
UnitedHealth Group, Inc.	1,385	75,122

Insurance | 1.6%
The Hartford Financial Services Group, Inc.	1,520	34,109
The Travelers Cos., Inc.	985	70,743
		104,852
Leisure & Entertainment | 3.3%
Viacom, Inc., Class B	4,215	222,299

Manufacturing | 4.8%
Caterpillar, Inc.	625	55,988
Honeywell International, Inc.	1,490	94,570
Parker Hannifin Corp.	1,195	101,647
Tyco International, Ltd.	2,345	68,591
		320,796
Medical Products | 7.0%
Baxter International, Inc.	1,910	127,320
CareFusion Corp. (a)	5,510	157,476
McKesson Corp.	1,905	184,709
		469,505
Metals & Mining | 0.6%
Walter Energy, Inc.	1,085	38,930

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio (concluded)

Pharmaceutical & Biotechnology | 8.7%
Gilead Sciences, Inc. (a)	1,530	$112,379
Johnson & Johnson	1,930	135,293
Merck & Co., Inc.	1,459	59,731
Pfizer, Inc.	11,000	275,880
		583,283
Retail | 12.7%
American Eagle Outfitters, Inc.	5,355	109,831
AutoZone, Inc. (a)	197	69,823
Big Lots, Inc. (a)	1,945	55,354
CVS Caremark Corp.	3,945	190,741
Lowe’s Cos., Inc.	2,540	90,221
Macy’s, Inc.	2,000	78,040
Wal-Mart Stores, Inc.	3,800	259,274
		853,284
Semiconductors & Components | 2.2%
Intel Corp.	2,735	56,423
Texas Instruments, Inc.	2,850	88,179
		144,602
Technology | 2.0%
Google, Inc., Class A (a)	193	136,908

Technology Hardware | 11.8%
Apple, Inc.	273	145,517
Cisco Systems, Inc.	15,375	302,119
EMC Corp. (a)	4,150	104,995
International Business Machines Corp.	630	120,676
Lexmark International, Inc., Class A	1,710	39,655
Qualcomm, Inc.	1,245	77,215
		790,177
Total Common Stocks
(Identified cost $5,839,347)		6,623,969
Description	Shares	Value

Preferred Stock | 0.0%

Automotive | 0.0%
Better Place, Inc., Series B
(Identified cost $31,701) (a), (c)	12,681	$1,649

Short-Term Investment | 1.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $83,834)	83,834	83,834

Total Investments | 100.1%
(Identified cost $5,954,882) (b)		$6,709,452

Liabilities in Excess of Cash and
Other Assets | (0.1)%		(7,499)

Net Assets | 100.0%		$6,701,953

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 98.8%

Automotive | 1.9%
Modine Manufacturing Co. (a)	55,570	$451,784
Tenneco, Inc. (a)	12,150	426,587
		878,371
Banking | 8.0%
Associated Banc-Corp	46,500	610,080
East West Bancorp, Inc.	32,600	700,574
PacWest Bancorp	33,750	836,325
Signature Bank (a)	12,500	891,750
Wintrust Financial Corp.	19,480	714,916
		3,753,645
Chemicals | 2.7%
Cytec Industries, Inc.	5,400	371,682
Innophos Holdings, Inc.	9,700	451,050
Rockwood Holdings, Inc.	9,430	466,408
		1,289,140
Commercial Services | 2.0%
ARC Document Solutions, Inc. (a)	86,628	221,768
KAR Auction Services, Inc.	26,300	532,312
Realogy Holdings Corp.	4,100	172,036
		926,116
Computer Software | 6.4%
Autodesk, Inc. (a)	21,780	769,923
BMC Software, Inc. (a)	13,400	531,444
Informatica Corp. (a)	15,300	463,896
j2 Global, Inc.	18,800	574,904
Red Hat, Inc. (a)	12,650	669,944
		3,010,111
Construction & Engineering | 2.6%
MasTec, Inc. (a)	27,200	678,096
Quanta Services, Inc. (a)	20,200	551,258
		1,229,354
Consumer Products | 3.4%
Central Garden & Pet Co., Class A (a)	60,362	630,783
Hasbro, Inc.	18,000	646,200
The Middleby Corp. (a)	2,665	341,679
		1,618,662
Diversified | 0.7%
SPX Corp.	4,700	329,705
Description	Shares	Value

Energy Exploration & Production | 2.4%
Bill Barrett Corp. (a)	25,270	$449,553
Diamondback Energy, Inc.	15,695	300,089
Rosetta Resources, Inc. (a)	8,400	381,024
		1,130,666
Energy Integrated | 2.1%
PBF Energy, Inc.	17,700	514,185
Targa Resources Corp.	8,600	454,424
		968,609
Energy Services | 2.0%
Key Energy Services, Inc. (a)	50,700	352,365
Rowan Cos. PLC, Class A (a)	19,100	597,257
		949,622
Financial Services | 3.1%
Raymond James Financial, Inc.	19,700	759,041
Waddell & Reed Financial, Inc., Class A	20,100	699,882
		1,458,923
Food & Beverages | 0.8%
TreeHouse Foods, Inc. (a)	6,800	354,484

Forest & Paper Products | 3.0%
Rock-Tenn Co., Class A	7,000	489,370
Schweitzer-Mauduit International, Inc.	23,900	932,817
		1,422,187
Gas Utilities | 1.6%
New Jersey Resources Corp.	19,400	768,628

Health Services | 1.9%
VCA Antech, Inc. (a)	42,500	894,625

Insurance | 3.6%
Arch Capital Group, Ltd. (a)	19,700	867,194
Validus Holdings, Ltd.	23,700	819,546
		1,686,740
Leisure & Entertainment | 3.6%
Bally Technologies, Inc. (a)	10,715	479,068
Churchill Downs, Inc.	4,400	292,380
Texas Roadhouse, Inc.	34,810	584,808
Weight Watchers International, Inc.	6,300	329,868
		1,686,124
Manufacturing | 11.2%
B/E Aerospace, Inc. (a)	12,600	622,440
Carpenter Technology Corp.	12,600	650,538
FLIR Systems, Inc.	37,740	841,979
Harsco Corp.	23,000	540,500
Kennametal, Inc.	11,400	456,000
Littelfuse, Inc.	11,300	697,323

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (concluded)

Regal-Beloit Corp.	7,850	$553,190
TriMas Corp. (a)	32,400	905,904
		5,267,874
Medical Products | 5.1%
CareFusion Corp. (a)	32,500	928,850
Haemonetics Corp. (a)	20,780	848,655
Henry Schein, Inc. (a)	7,500	603,450
		2,380,955
Metals & Mining | 2.2%
US Silica Holdings, Inc.	38,765	648,538
Walter Energy, Inc.	10,200	365,976
		1,014,514
Pharmaceutical & Biotechnology | 1.0%
Vertex Pharmaceuticals, Inc. (a)	11,020	462,179

Real Estate | 7.4%
Extra Space Storage, Inc. REIT	21,700	789,663
Kilroy Realty Corp. REIT	14,850	703,444
Mid-America Apartment Communities, Inc. REIT	10,300	666,925
PS Business Parks, Inc. REIT	8,700	565,326
The Macerich Co. REIT	12,822	747,523
		3,472,881
Retail | 6.0%
Aeropostale, Inc. (a)	33,400	434,534
American Eagle Outfitters, Inc.	32,390	664,319
ANN, Inc. (a)	10,700	362,088
Iconix Brand Group, Inc. (a)	27,120	605,318
Vera Bradley, Inc. (a)	30,500	765,550
		2,831,809
Semiconductors & Components | 6.5%
II-VI, Inc. (a)	37,200	679,644
Microsemi Corp. (a)	36,400	765,856
ON Semiconductor Corp. (a)	104,100	733,905
Xilinx, Inc.	24,900	893,910
		3,073,315
Description	Shares	Value

Technology | 4.1%
FleetMatics Group PLC	14,500	$364,820
NetScout Systems, Inc. (a)	36,100	938,239
SS&C Technologies Holdings, Inc. (a)	27,100	626,552
		1,929,611
Transportation | 3.5%
Alaska Air Group, Inc. (a)	11,900	512,771
Echo Global Logistics, Inc. (a)	26,160	470,095
Hub Group, Inc., Class A (a)	20,100	675,360
		1,658,226
Total Common Stocks
(Identified cost $41,544,150)		46,447,076

Preferred Stock | 0.1%

Automotive | 0.1%
Better Place, Inc., Series B
(Identified cost $864,900) (a), (c)	345,960	44,975

Short-Term Investment | 1.6%
State Street Institutional Treasury Money Market Fund (Identified cost $737,593)	737,593	737,593

Total Investments | 100.5%
(Identified cost $43,146,643) (b)		$47,229,644

Liabilities in Excess of Cash and Other Assets | (0.5)%		(251,687)

Net Assets | 100.0%		$46,977,957

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 100.7%

Australia | 2.6%
James Hardie Industries PLC	997,822	$9,653,143
Orica, Ltd.	207,514	5,456,899
		15,110,042
Belgium | 3.6%
Anheuser-Busch InBev NV	240,962	21,057,336

Bermuda | 0.7%
Signet Jewelers, Ltd.	73,889	3,896,586

Brazil | 1.6%
Anhanguera Educacional Participacoes SA	266,900	4,559,709
Cielo SA	182,627	5,113,541
		9,673,250
Canada | 2.9%
MacDonald Dettwiler & Associates, Ltd.	16,600	933,886
Potash Corp. of Saskatchewan, Inc.	173,870	7,075,759
Rogers Communications, Inc., Class B	199,500	9,057,424
		17,067,069
Finland | 1.3%
Sampo Oyj, A Shares	242,653	7,846,524

France | 9.8%
BNP Paribas SA	201,472	11,356,404
Cie Generale de Geophysique-Veritas (a)	210,419	6,341,737
Rexel SA	332,733	6,798,960
Sanofi SA	197,922	18,769,975
Technip SA	67,704	7,794,709
Valeo SA	136,038	6,897,995
		57,959,780
Germany | 10.1%
Bayer AG	146,244	13,887,700
Bayerische Motoren Werke AG	94,290	9,093,516
Merck KGaA	98,332	12,973,718
RWE AG	185,944	7,676,275
SAP AG	138,736	11,113,660
ThyssenKrupp AG	226,206	5,314,996
		60,059,865
Indonesia | 0.8%
PT Bank Mandiri (Persero) Tbk ADR	585,900	4,912,186
Description	Shares	Value

Ireland | 0.8%
Ryanair Holdings PLC Sponsored ADR	138,472	$4,746,820

Italy | 3.0%
Atlantia SpA	426,759	7,740,133
Eni SpA	410,098	10,116,930
		17,857,063
Japan | 15.7%
Asics Corp.	556,660	8,480,629
Canon, Inc.	180,000	7,059,990
Daikin Industries, Ltd.	212,100	7,287,854
Daito Trust Construction Co., Ltd.	103,100	9,701,935
Don Quijote Co., Ltd.	243,600	8,924,181
Fanuc Corp.	27,800	5,169,794
Komatsu, Ltd.	304,800	7,799,670
LIXIL Group Corp.	423,300	9,426,438
Seven & I Holdings Co., Ltd.	234,400	6,597,177
SoftBank Corp.	134,600	4,925,248
Sumitomo Mitsui Financial Group, Inc.	344,400	12,511,715
Yahoo Japan Corp.	16,093	5,208,805
		93,093,436
Mexico | 0.9%
Genomma Lab Internacional SAB de CV, B Shares (a)	2,624,000	5,391,600

Netherlands | 2.0%
ING Groep NV (a)	1,256,568	12,016,173

New Zealand | 0.7%
Telecom Corp. of New Zealand, Ltd.	2,262,517	4,278,725

Philippines | 0.6%
BDO Unibank, Inc. (a)	1,901,060	3,377,450

Russia | 1.5%
Sberbank of Russia (d)	2,928,597	8,906,953

South Africa | 1.1%
Mediclinic International, Ltd.	1,023,323	6,623,359

South Korea | 2.6%
Hyundai Mobis	26,907	7,297,897
Samsung Electronics Co., Ltd. GDR	11,293	8,025,982
		15,323,879

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Spain | 2.5%
Mediaset Espana Comunicacion SA	1,137,732	$7,834,394
Red Electrica Corporacion SA	141,002	6,966,566
		14,800,960
Sweden | 5.6%
Assa Abloy AB, Class B	258,219	9,723,357
Getinge AB, B Shares	197,289	6,683,383
Sandvik AB	555,939	8,935,345
Swedbank AB, A Shares	383,632	7,549,262
		32,891,347
Switzerland | 4.7%
Novartis AG	337,917	21,394,037
Swatch Group AG	12,534	6,450,428
		27,844,465
Thailand | 1.0%
Krung Thai Bank Public Co., Ltd. (d)	9,700,300	6,215,295

Turkey | 1.7%
Koc Holding AS	731,721	3,806,772
Turkcell Iletisim Hizmetleri AS (a)	962,159	6,225,150
		10,031,922
United Kingdom | 22.9%
BG Group PLC	299,420	5,020,754
BHP Billiton PLC	490,774	17,245,554
British American Tobacco PLC	236,134	11,964,917
Direct Line Insurance Group PLC	1,714,466	5,995,575
Informa PLC	1,695,139	12,540,564
Petrofac, Ltd.	199,309	5,399,845
Prudential PLC	849,193	11,849,028
Reed Elsevier PLC	672,041	7,056,360
Rexam PLC	1,899,633	13,348,968
Royal Dutch Shell PLC, A Shares	466,673	16,489,670
Standard Chartered PLC	415,963	10,544,108
Unilever PLC	482,121	18,300,262
		135,755,605
Total Common Stocks
(Identified cost $500,970,169)		596,737,690
Description	Shares	Value

Short-Term Investment | 2.6%
State Street Institutional Treasury Money Market Fund (Identified cost $15,525,065)	15,525,065	$15,525,065

Total Investments | 103.3%
(Identified cost $516,495,234) (b)		$612,262,755

Liabilities in Excess of Cash and Other Assets | (3.3)%		(19,826,061)

Net Assets | 100.0%		$592,436,694

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 98.3%

Argentina | 0.5%
YPF Sociedad Anonima Sponsored ADR	343,334	$4,995,510

Brazil | 12.6%
Banco do Brasil SA	2,909,166	37,112,418
CCR SA	1,479,300	14,028,136
Cielo SA	1,005,484	28,153,469
Natura Cosmeticos SA	444,000	12,740,081
Souza Cruz SA	768,355	11,635,574
Vale SA Sponsored ADR	1,195,900	25,066,064
		128,735,742

Canada | 0.6%
First Quantum Minerals, Ltd.	259,000	5,704,926

China | 7.1%
Baidu, Inc. Sponsored ADR (a)	108,200	10,851,378
China Construction Bank Corp., Class H	44,297,390	36,102,563
CNOOC, Ltd.	4,948,000	10,864,603
NetEase, Inc. Sponsored ADR (a)	142,200	6,050,610
Weichai Power Co., Ltd., Class H	1,746,400	7,941,935
		71,811,089
Colombia | 1.1%
Pacific Rubiales Energy Corp.	498,000	11,570,102

Egypt | 1.8%
Commercial International Bank Egypt SAE	1,403,765	7,614,763
Eastern Tobacco SAE	20,479	321,997
Orascom Construction Industries (a)	262,389	10,458,429
		18,395,189

Hong Kong | 2.7%
China Mobile, Ltd. Sponsored ADR	362,349	21,277,133
Huabao International Holdings, Ltd.	13,021,000	6,423,217
		27,700,350

Hungary | 1.3%
OTP Bank PLC	707,792	13,453,009
Description	Shares	Value

India | 4.8%
Bank of India	1,011,981	$6,431,680
Bharat Heavy Electricals, Ltd.	2,066,029	8,738,805
Jindal Steel & Power, Ltd.	1,172,749	9,611,450
Punjab National Bank, Ltd.	902,028	14,456,206
Tata Consultancy Services, Ltd.	418,488	9,602,465
		48,840,606

Indonesia | 5.8%
PT Bank Mandiri (Persero) Tbk	17,546,429	14,838,552
PT Semen Indonesia (Persero) Tbk	5,115,900	8,427,665
PT Tambang Batubara Bukit Asam (Persero) Tbk	2,144,500	3,375,850

PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	579,900	21,427,305
PT United Tractors Tbk	5,244,040	10,778,570
		58,847,942

Macau | 0.7%
Wynn Macau, Ltd. (a)	2,514,800	6,930,615

Malaysia | 0.8%
British American Tobacco Malaysia Berhad	392,100	7,959,341

Mexico | 4.1%
America Movil SAB de CV, Series L ADR	521,100	12,058,254
Grupo Mexico SAB de CV, Series B	2,995,797	10,806,961
Grupo Televisa SAB Sponsored ADR	409,200	10,876,536
Kimberly-Clark de Mexico SAB de CV, Series A	3,173,200	8,150,069
		41,891,820

Pakistan | 1.3%
Oil & Gas Development Co., Ltd.	3,098,500	6,150,326
Pakistan Petroleum, Ltd.	3,803,585	6,920,839
		13,071,165

Philippines | 1.9%
Philippine Long Distance Telephone Co.
Sponsored ADR	317,700	19,478,187

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Russia | 10.3%
Gazprom OAO Sponsored ADR	1,211,070	$11,612,796
Lukoil OAO Sponsored ADR	120,378	8,048,018
Magnit OJSC Sponsored GDR (d), (e)	225,375	9,037,538
MegaFon OAO GDR (a), (d), (e)	351,600	8,368,080
Mobile TeleSystems OJSC Sponsored ADR	1,133,400	21,137,910
Oriflame Cosmetics SA SDR	155,985	4,980,894
Sberbank of Russia (d)	10,132,039	30,815,300
TNK-BP Holding (d)	2,329,808	4,438,927
Uralkali OJSC Sponsored GDR	176,819	6,812,412
		105,251,875
South Africa | 12.8%
Bidvest Group, Ltd.	611,160	15,635,557
Imperial Holdings, Ltd.	3,149	74,709
Murray & Roberts Holdings, Ltd. (a)	2,199,913	6,444,839
Nedbank Group, Ltd.	453,251	10,135,945
PPC, Ltd.	1,957,075	7,914,670
Sanlam, Ltd.	1,900,636	10,167,636
Shoprite Holdings, Ltd.	1,052,145	25,571,797
Standard Bank Group, Ltd.	589,129	8,336,081
Tiger Brands, Ltd.	286,639	11,037,199
Truworths International, Ltd.	1,099,329	14,250,969
Vodacom Group, Ltd.	782,558	11,583,545
Woolworths Holdings, Ltd.	1,053,876	8,851,704
		130,004,651

South Korea | 14.5%
Coway Co., Ltd. (a)	302,216	12,329,101
Hanwha Life Insurance Co., Ltd.	1,925,742	13,997,866
Hyundai Mobis	62,586	16,974,994
KB Financial Group, Inc.	488,470	17,428,802
KT&G Corp.	215,984	16,379,533
NHN Corp.	60,703	12,943,571
Samsung Electronics Co., Ltd.	23,040	32,975,429
Shinhan Financial Group Co., Ltd.	677,251	24,634,431
		147,663,727
Description	Shares	Value

Taiwan | 4.4%
Hon Hai Precision Industry Co., Ltd.	3,004,269	$9,261,237
MediaTek, Inc.	710,675	7,949,752
Taiwan Semiconductor Manufacturing Co., Ltd.	8,114,642	27,158,997
		44,369,986

Thailand | 2.9%
CP All Public Co. Ltd. (d)	5,826,400	8,761,504
PTT Exploration & Production Public Co. Ltd. (d)	1,680,335	9,008,661
The Siam Cement Public Co. Ltd.	767,500	11,808,814
		29,578,979

Turkey | 6.3%
Akbank TAS	2,566,808	12,691,798
Koc Holding AS	2,552,415	13,278,915
Turkcell Iletisim Hizmetleri AS (a)	3,175,977	20,548,510
Turkiye Is Bankasi AS, C Shares	5,056,305	17,574,440
		64,093,663

Total Common Stocks
(Identified cost $908,413,137)		1,000,348,474

Preferred Stock | 1.3%

Brazil | 1.3%
Companhia de Bebidas das Americas SA Sponsored ADR (Identified cost $9,390,146)	316,100	13,273,039

Short-Term Investment | 1.0%
State Street Institutional Treasury Money Market Fund (Identified cost $9,721,492)	9,721,492	9,721,492

Total Investments | 100.6%
(Identified cost $927,524,775) (b)		$1,023,343,005

Liabilities in Excess of Cash and Other Assets | (0.6)%		(6,048,619)

Net Assets | 100.0%		$1,017,294,386

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio

Common Stocks | 73.3%

Australia | 2.3%
AGL Energy, Ltd.	502	$8,062
Amcor, Ltd.	7,246	61,271
carsales.com, Ltd.	1,382	10,615
CFS Retail Property Trust Group REIT	8,730	17,492
Coca-Cola Amatil, Ltd.	3,545	49,841
Commonwealth Property Office Fund REIT	27,206	29,087
CSL, Ltd.	964	54,458
DuluxGroup, Ltd.	10,697	42,154
Evolution Mining, Ltd. (a)	9,170	16,611
Insurance Australia Group, Ltd.	3,296	16,210
Metcash, Ltd.	11,436	39,826
Newcrest Mining, Ltd.	1,007	23,510
Shopping Centres Australasia Property Group REIT (a)	417	649
Spark Infrastructure Group	7,224	12,644
St Barbara, Ltd. (a)	6,441	9,963
Stockland REIT	3,029	11,167
Tatts Group, Ltd.	13,021	40,998
Telstra Corp., Ltd.	17,788	81,033
Westfield Group REIT	3,439	37,947
Westfield Retail Trust REIT	11,019	34,680
Woolworths, Ltd.	2,990	91,387
		689,605

Belgium | 1.8%
Anheuser-Busch InBev NV Sponsored ADR	4,990	436,176
Belgacom SA	1,123	33,102
Colruyt SA	701	34,806
Delhaize Group SA	714	28,599
		532,683

Bermuda | 0.2%
Everest Re Group, Ltd.	355	39,032
Montpelier Re Holdings, Ltd.	450	10,287
PartnerRe, Ltd.	261	21,008
		70,327
Description	Shares	Value

Canada | 2.7%
Agnico-Eagle Mines, Ltd.	290	$15,198
Aimia, Inc.	846	12,647
Barrick Gold Corp.	922	32,275
BCE, Inc.	539	23,100
Bell Aliant, Inc.	2,171	57,445
Canadian Apartment Properties REIT	743	18,599
Canadian National Railway Co.	194	17,617
Canadian Tire Corp., Ltd., Class A	437	30,481
CGI Group, Inc., Class A (a)	2,464	56,825
Cineplex, Inc.	1,039	33,247
Constellation Software, Inc.	322	38,843
Goldcorp, Inc.	246	9,044
Imperial Oil, Ltd.	620	26,634
Intact Financial Corp.	167	10,874
Kinross Gold Corp.	1,591	15,451
MacDonald Dettwiler & Associates, Ltd.	239	13,446
Potash Corp. of Saskatchewan, Inc.	6,385	259,806
Rogers Communications, Inc., Class B	1,797	81,585
Tim Hortons, Inc.	1,460	71,672
		824,789

China | 0.0%
AAC Technologies Holdings, Inc.	2,500	8,807

Denmark | 0.8%
Chr. Hansen Holding A/S	2,048	66,771
Coloplast A/S, Class B	1,750	85,768
Novo Nordisk A/S, Class B	598	97,665
		250,204

Finland | 1.6%
Orion Oyj, Class B	1,151	33,830
Sampo Oyj, A Shares ADR	28,805	461,744
		495,574

France | 2.0%
Cie Generale de Geophysique-Veritas
Sponsored ADR (a)	5,165	157,636
LVMH Moet Hennessy Louis Vuitton SA ADR	5,105	192,407
Sanofi SA	233	22,097
Technip SA ADR	5,105	150,444
Teleperformance SA	693	25,115
Total SA	937	48,497
		596,196

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Germany | 1.0%
Hannover Rueckversicherung AG	654	$50,904
Kabel Deutschland Holding AG	88	6,581
Muenchener Rueckversicherungs AG	72	12,927
Sky Deutschland AG ADR (a)	35,485	190,554
Suedzucker AG	173	7,079
		268,045
Guernsey | 0.0%
Resolution, Ltd.	3,340	13,333

Hong Kong | 0.6%
Cheung Kong Infrastructure Holdings, Ltd.	2,000	12,286
CLP Holdings, Ltd.	2,500	21,042
HKT Trust and HKT, Ltd.	55,000	53,970
Jardine Matheson Holdings, Ltd.	400	24,876
Power Assets Holdings, Ltd.	2,000	17,166
Swire Properties, Ltd.	4,600	15,470
The Link REIT	9,000	45,071
		189,881
Ireland | 1.6%
DCC PLC	1,038	33,125
Experian PLC Sponsored ADR	21,470	344,808
Paddy Power PLC	193	15,908
Ryanair Holdings PLC Sponsored ADR	2,677	91,768
		485,609
Isle of Man | 0.1%
Playtech, Ltd.	2,672	18,847

Israel | 0.7%
Teva Pharmaceutical Industries, Ltd.,
Sponsored ADR	5,285	197,342

Italy | 1.4%
Eni SpA	574	14,160
Eni SpA Sponsored ADR	7,750	380,835
Lottomatica Group SpA	559	12,721
Terna SpA	7,029	28,150
		435,866
Description	Shares	Value

Japan | 9.5%
Ain Pharmaciez, Inc.	200	$10,885
Ajinomoto Co., Inc.	2,000	26,462
All Nippon Airways Co., Ltd.	9,000	18,869
Avex Group Holdings, Inc.	800	16,071
Central Japan Railway Co.	1,000	81,136
Century Tokyo Leasing Corp.	800	16,512
COMSYS Holdings Corp.	1,000	12,866
Cosmos Pharmaceutical Corp.	100	9,910
Daito Trust Construction Co., Ltd.	600	56,461
Daito Trust Construction Co., Ltd. ADR	18,205	428,364
Daiwa House Industry Co., Ltd.	1,000	17,207
DCM Holdings Co., Ltd.	1,700	11,157
East Japan Railway Co.	1,400	90,519
Electric Power Development Co., Ltd.	1,300	30,817
Hikari Tsushin, Inc.	300	11,567
Hino Motors, Ltd.	2,000	17,935
Hogy Medical Co., Ltd.	300	14,288
ITOCHU Corp.	1,000	10,556
Kaken Pharmaceutical Co., Ltd.	2,000	29,397
Kewpie Corp.	3,100	42,786
Lawson, Inc.	400	27,189
LIXIL Group Corp. ADR	5,285	235,235
Medipal Holdings Corp.	2,600	28,647
Mitsubishi Estate Co., Ltd. ADR	19,300	462,042
Nippon Express Co., Ltd.	5,000	20,652
Nippon Shinyaku Co., Ltd.	1,000	11,291
Nitori Holdings Co., Ltd.	400	29,283
Osaka Gas Co., Ltd.	17,000	61,748
Otsuka Corp.	200	15,132
Otsuka Holdings Co., Ltd.	3,600	101,069
Park24 Co., Ltd.	800	12,616
Resona Holdings, Inc.	7,500	34,004
Sawai Pharmaceutical Co., Ltd.	200	20,062
Sekisui House, Ltd.	2,000	21,892
SKY Perfect JSAT Holdings, Inc.	43	17,864
Sumitomo Mitsui Financial Group, Inc.
Sponsored ADR	64,825	475,815
Sumitomo Osaka Cement Co., Ltd.	8,000	28,930
Suzuken Co., Ltd.	300	8,454
The Chugoku Bank, Ltd.	1,000	13,960
The Gunma Bank, Ltd.	2,000	9,731
The Iyo Bank, Ltd.	4,000	31,570

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

The Joyo Bank, Ltd.	2,000	$9,451
Tobu Railway Co., Ltd.	6,000	31,752
Tokyo Gas Co., Ltd.	15,000	68,579
Tsumura & Co.	300	9,041
Unicharm Corp.	400	20,823
United Arrows, Ltd.	900	20,680
West Japan Railway Co.	2,400	94,518
		2,875,795
Netherlands | 0.3%
Gemalto NV	219	19,827
Koninklijke Ahold NV	1,743	23,152
Koninklijke KPN NV	2,689	13,298
QIAGEN NV (a)	321	5,822
Unilever NV	409	15,433
		77,532
New Zealand | 0.0%
Telecom Corp. of New Zealand, Ltd.	4,956	9,372

Norway | 0.1%
Statoil ASA	1,728	43,363

Singapore | 0.0%
StarHub, Ltd.	3,000	9,368

Spain | 0.3%
Corporacion Financiera Alba SA	150	7,125
Enagas SA	691	14,787
Grifols SA (a)	240	8,444
Inditex SA	192	26,899
Red Electrica Corporacion SA	168	8,300
Viscofan SA	526	29,349
		94,904
Sweden | 0.8%
Assa Abloy AB ADR	10,660	197,316
Hennes & Mauritz AB, B Shares	818	28,425
		225,741
Switzerland | 1.2%
Nestle SA	1,239	80,751
Roche Holding AG	473	96,362
Swatch Group AG ADR	7,215	183,261
		360,374
Description	Shares	Value

United Kingdom | 6.2%
Aberdeen Asset Management PLC	3,699	$21,935
Amlin PLC	1,197	7,271
British American Tobacco PLC	890	45,096
British American Tobacco PLC Sponsored ADR	2,375	240,469
British Sky Broadcasting Group PLC	1,882	23,510
Centrica PLC	14,637	79,514
Delphi Automotive PLC (a)	384	14,688
Diageo PLC	745	21,689
GlaxoSmithKline PLC	4,283	92,991
Intertek Group PLC ADR	5,285	265,307
National Grid PLC	798	9,141
Next PLC	512	31,601
Pace PLC	2,471	7,668
Petrofac, Ltd. ADR	13,510	179,548
Provident Financial PLC	1,525	34,131
Randgold Resources, Ltd.	92	9,067
Reckitt Benckiser Group PLC	216	13,531
Rexam PLC Sponsored ADR	6,920	247,321
Rightmove PLC	965	22,228
Shire PLC	584	17,936
Smith & Nephew PLC	674	7,459
Tullow Oil PLC ADR	13,955	145,411
Unilever PLC Sponsored ADR	4,245	164,366
Vodafone Group PLC	3,709	9,328
Vodafone Group PLC Sponsored ADR	6,265	157,815
Wm Morrison Supermarkets PLC	1,637	7,002
		1,876,023
United States | 38.1%
3M Co.	147	13,649
Abbott Laboratories	876	57,378
Activision Blizzard, Inc.	1,280	13,594
Alliant Techsystems, Inc.	163	10,099
Amdocs, Ltd.	244	8,294
American Eagle Outfitters, Inc.	4,070	83,476
American Express Co.	7,305	419,891
American Water Works Co., Inc.	308	11,436
Apollo Commercial Real Estate Finance, Inc.	1,003	16,279
Apple, Inc.	941	501,581
ARMOUR Residential REIT, Inc.	1,028	6,651
AT&T, Inc.	421	14,192
AutoZone, Inc. (a)	772	273,620
Ball Corp.	475	21,256

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Shares	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Baxter International, Inc.	1,342	$89,458
BMC Software, Inc. (a)	370	14,674
Campbell Soup Co.	1,059	36,949
CBOE Holdings, Inc.	845	24,894
Celgene Corp. (a)	148	11,651
Charter Communications, Inc., Class A (a)	160	12,198
Chevron Corp.	3,988	431,262
Church & Dwight Co., Inc.	379	20,303
Cisco Systems, Inc.	29,280	575,352
Citigroup, Inc.	13,065	516,851
Colgate-Palmolive Co.	114	11,918
Comcast Corp., Class A	8,195	294,610
ConocoPhillips	524	30,387
Consolidated Edison, Inc.	1,095	60,816
CVS Caremark Corp.	7,870	380,514
DaVita HealthCare Partners, Inc. (a)	96	10,611
DIRECTV (a)	205	10,283
Dollar General Corp. (a)	758	33,420
Dollar Tree, Inc. (a)	717	29,082
Eli Lilly & Co.	226	11,146
EMC Corp. (a)	9,265	234,404
Exxon Mobil Corp.	509	44,054
Family Dollar Stores, Inc.	188	11,921
Freeport-McMoRan Copper & Gold, Inc.	4,485	153,387
General Mills, Inc.	1,739	70,273
Google, Inc., Class A (a)	386	273,817
H.J. Heinz Co.	424	24,456
Halliburton Co.	7,215	250,288
Honeywell International, Inc.	6,770	429,692
Intel Corp.	766	15,803
International Business Machines Corp.	992	190,018
Intuit, Inc.	503	29,929
Johnson & Johnson	3,800	266,380
Joy Global, Inc.	3,120	198,994
Kellogg Co.	1,424	79,530
Kimberly-Clark Corp.	1,142	96,419
Lockheed Martin Corp.	104	9,598
MasterCard, Inc., Class A	415	203,881
Description	Shares	Value

Mattel, Inc.	279	$10,217
McDonald’s Corp.	248	21,876
McKesson Corp.	4,215	408,686
Microsoft Corp.	7,150	191,120
Monsanto Co.	116	10,979
Newmont Mining Corp.	218	10,124
Oracle Corp.	17,520	583,766
PepsiCo, Inc.	140	9,580
Perrigo Co.	95	9,883
PetSmart, Inc.	217	14,830
Pfizer, Inc.	16,958	425,307
PG&E Corp.	689	27,684
Portland General Electric Co.	455	12,449
Qualcomm, Inc.	5,197	322,318
Raytheon Co.	1,004	57,790
Realogy Holdings Corp.	1,135	47,625
Regal Entertainment Group, Class A	2,302	32,113
Ross Stores, Inc.	592	32,057
SAIC, Inc.	2,026	22,934
Schlumberger, Ltd.	1,990	137,887
Sysco Corp.	8,020	253,913
The Allstate Corp.	228	9,159
The Boeing Co.	4,630	348,917
The Clorox Co.	1,230	90,061
The Hershey Co.	1,286	92,875
The Kroger Co.	409	10,642
The Sherwin-Williams Co.	394	60,605
The Southern Co.	672	28,768
The TJX Cos., Inc.	2,147	91,140
The Walt Disney Co.	305	15,186
U.S. Bancorp	318	10,157
United Technologies Corp.	2,080	170,581
UnitedHealth Group, Inc.	3,989	216,363
Vertex Pharmaceuticals, Inc. (a)	3,265	136,934
Viacom, Inc., Class B	7,600	400,824
Wal-Mart Stores, Inc.	6,723	458,710
Watson Pharmaceuticals, Inc. (a)	133	11,438
Xcel Energy, Inc.	2,517	67,229
Yum! Brands, Inc.	284	18,858
		11,522,204
Total Common Stocks
(Identified cost $21,453,275)		22,171,784

The accompanying notes are an integral part of these financial statements.

Annual Report  27

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Corporate Bonds | 7.7%

Australia | 0.6%
Commonwealth Bank of Australia:
6.500%, 08/13/13	AUD	10	$10,546
5.750%, 09/23/13	AUD	35	36,875
Telstra Corp., Ltd.,
6.250%, 04/15/15	AUD	65	71,476
Westpac Banking Corp.,
6.375%, 12/10/13	AUD	60	63,938
			182,835
Brazil | 0.4%
Petrobras International Finance Co.,
7.875%, 03/15/19 (f)	USD	88	109,919

Canada | 0.7%
Shaw Communications, Inc.,
5.650%, 10/01/19	CAD	65	73,628
Suncor Energy, Inc.,
6.100%, 06/01/18 (f)	USD	55	67,090
Wells Fargo Financial Canada Corp.,
2.774%, 02/09/17	CAD	65	66,484
			207,202
Chile | 0.3%
Codelco, Inc.,
3.750%, 11/04/20	USD	100	108,132

France | 0.5%
Electricite de France SA,
5.000%, 02/05/18	EUR	50	77,723
France Telecom SA,
4.750%, 02/21/17	EUR	50	75,185
			152,908
Netherlands | 0.8%
BMW Finance NV,
3.375%, 12/14/18	GBP	60	103,730
Daimler International Finance BV,
6.125%, 09/08/15	EUR	50	75,057
RWE Finance BV,
5.000%, 02/10/15	EUR	40	57,432
			236,219
		Principal
	Security	Amount
Description	Currency	(000)	Value

Norway | 0.4%
Statoil ASA,
6.875%, 03/11/31	GBP	50	$116,387

Singapore | 0.5%
Temasek Financial I, Ltd.,
4.500%, 09/21/15 (f)	USD	150	164,880

United Kingdom | 2.0%
National Grid PLC,
6.125%, 04/15/14	GBP	50	86,037
Network Rail Infrastructure
Finance PLC,
4.400%, 03/06/16	CAD	300	320,886
SSE PLC,
5.000%, 10/01/18	GBP	50	92,977
Tesco PLC,
6.125%, 02/24/22	GBP	50	98,362
			598,262
United States | 1.5%
Credit Suisse USA, Inc.,
4.875%, 01/15/15	USD	45	48,500
Energizer Holdings, Inc.,
4.700%, 05/19/21	USD	30	32,152
General Electric Capital Corp.,
5.500%, 02/01/17	NZD	90	78,184
Goldman Sachs Group, Inc.,
6.250%, 09/01/17	USD	50	58,981
JPMorgan Chase & Co.,
3.875%, 09/23/20	EUR	50	75,096
Marathon Oil Corp.,
2.800%, 11/01/22	USD	55	55,341
McDonald’s Corp.,
1.875%, 05/29/19	USD	5	5,088
Starbucks Corp.,
6.250%, 08/15/17	USD	35	42,100
Valero Energy Corp.,
6.125%, 02/01/20	USD	45	54,719
			450,161
Total Corporate Bonds
(Identified cost $2,309,109)			2,326,905

Foreign Government Obligations | 12.2%

Australia | 0.8%
New South Wales Treasury Corp.,
5.000%, 02/25/39	GBP	50	99,495

The accompanying notes are an integral part of these financial statements.

28  Annual Report

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Queensland Treasury Corp.,
6.250%, 02/21/20	AUD	60	$70,976
Treasury Corp. of Victoria,
4.750%, 10/15/14	AUD	80	85,753
			256,224
Austria | 0.6%
Republic of Austria,
3.900%, 07/15/20	EUR	125	195,038

Bahamas | 0.4%
Commonwealth of Bahamas,
6.950%, 11/20/29 (f)	USD	100	122,000

Belgium | 0.6%
Belgium Kingdom,
5.500%, 03/28/28	EUR	100	180,375

Bermuda | 0.4%
Government of Bermuda,
5.603%, 07/20/20 (f)	USD	100	117,610

Brazil | 0.4%
Federal Republic of Brazil,
11.000%, 06/26/17	EUR	60	111,430

Canada | 2.1%
Province of Alberta,
4.000%, 12/01/19	CAD	40	45,031
Province of British Columbia,
3.700%, 12/18/20	CAD	80	88,207
Province of Ontario,
6.250%, 06/16/15	NZD	205	180,797
Province of Quebec:
3.500%, 07/29/20 (f)	USD	85	94,409
8.500%, 04/01/26	CAD	55	86,152
Province of Saskatchewan,
8.500%, 07/15/22 (f)	USD	75	112,992
			607,588
Czech Republic | 0.5%
Czech Republic,
5.000%, 06/11/18	EUR	105	165,920
		Principal
	Security	Amount
Description	Currency	(000)	Value

Denmark | 0.4%
Kommunekredit:
4.000%, 01/01/16	DKK	230	$44,870
2.000%, 01/01/18	DKK	430	79,801
			124,671
France | 0.6%
Government of France,
4.250%, 10/25/23	EUR	110	174,692

Mexico | 1.1%
Mexican Bonos,
9.500%, 12/18/14	MXN	2,410	202,933
United Mexican States,
6.750%, 02/06/24	GBP	60	122,019
			324,952
Netherlands | 1.0%
Netherlands Government Bonds:
3.750%, 01/15/23	EUR	103	163,467
2.500%, 01/15/33	EUR	110	152,741
			316,208
Norway | 0.4%
Norwegian Government Bond,
4.500%, 05/22/19	NOK	530	111,189

Poland | 1.7%
Poland Government Bonds:
5.750%, 04/25/14	PLN	720	240,338
5.250%, 10/25/17	PLN	420	147,920
Republic of Poland:
3.250%, 05/15/19	CHF	45	54,955
6.375%, 07/15/19 (f)	USD	50	62,336
			505,549
Qatar | 0.4%
State of Qatar,
5.250%, 01/20/20 (f)	USD	100	119,500

Sweden | 0.8%
Kommuninvest I Sverige AB,
2.750%, 08/12/15	SEK	1,010	160,704
Svensk Exportkredit AB,
7.625%, 06/30/14	NZD	120	105,190
			265,894
Total Foreign Government Obligations
(Identified cost $3,577,441)			3,698,840

The accompanying notes are an integral part of these financial statements.

Annual Report  29

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Quasi Government Bonds | 2.0%

Canada | 0.6%
Export Development Canada,
5.100%, 06/02/14	CAD	75	$79,506
Ontario Electricity Financial Corp.,
10.125%, 10/15/21	CAD	65	103,363
			182,869
Germany | 1.4%
KfW:
4.000%, 12/15/14	NOK	860	161,055
2.875%, 10/12/16	NOK	670	124,295
3.375%, 01/18/21	EUR	55	84,217
Landeskreditbank Baden-Wuerttemberg Foerderbank,
3.000%, 05/22/17	NOK	250	45,834
			415,401
Total Quasi Government Bonds
(Identified cost $573,496)			598,270

Supranationals | 1.2%
Asian Development Bank,
3.375%, 05/20/14	NOK	600	110,273
Corporacion Andina de Fomento:
3.750%, 01/15/16 (f)	USD	80	84,425
8.125%, 06/04/19	USD	27	34,758
Inter-American Development Bank,
6.000%, 12/15/17	NZD	55	50,591
International Bank for Reconstruction & Development,
2.300%, 02/26/13	KRW	100,000	93,305

Total Supranationals
(Identified cost $361,504)			373,352
		Principal
	Security	Amount
Description	Currency	(000)	Value

U.S. Municipal Bonds | 0.4%

Texas | 0.2%
Texas State Build America Bonds Series A,
4.681%, 04/01/40 (f)	USD	50	$58,577

Utah | 0.2%
Utah State Build America Bonds Series B,
3.539%, 07/01/25 (f)	USD	50	53,688

Total U.S. Municipal Bonds
(Identified cost $111,871)			112,265

Description		Shares	Value

Right | 0.0%

Spain | 0.0%
Grifols SA,
Expires 01/02/13
(Identified cost $281)		240	$284

Short-Term Investment | 3.5%
State Street Institutional Treasury
Money Market Fund
(Identified cost $1,066,221)		1,066,221	1,066,221

Total Investments | 100.3%
(Identified cost $29,453,198) (b)			$30,347,921

Liabilities in Excess of Cash and
Other Assets | (0.3)%			(86,403)

Net Assets | 100.0%			$30,261,518

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Forward Currency Contracts open at December 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	SSB	02/15/13	14,509	$15,000	$15,019	$19	$—
AUD	SSB	02/15/13	20,137	21,000	20,845	—	155
AUD	SSB	02/15/13	70,537	73,000	73,016	16	—
CAD	RBC	02/15/13	35,789	36,000	35,947	—	53
CHF	HSB	02/15/13	13,945	15,000	15,259	259	—
CHF	HSB	02/15/13	108,927	115,498	119,190	3,692	—
CHF	SSB	02/15/13	30,770	33,000	33,669	669	—
CHF	SSB	02/15/13	39,426	42,000	43,141	1,141	—
CHF	SSB	02/15/13	73,550	77,938	80,480	2,542	—
DKK	CSF	02/15/13	57,614	10,000	10,200	200	—
DKK	CSF	02/15/13	138,217	24,000	24,470	470	—
DKK	CSF	02/15/13	895,697	152,965	158,577	5,612	—
EUR	HSB	02/15/13	27,510	35,025	36,326	1,301	—
EUR	HSB	02/15/13	39,415	51,000	52,045	1,045	—
EUR	HSB	02/15/13	55,809	71,639	73,693	2,054	—
EUR	HSB	02/15/13	67,216	87,000	88,754	1,754	—
EUR	HSB	02/15/13	82,661	106,000	109,149	3,149	—
GBP	SSB	02/15/13	16,873	27,000	27,405	405	—
GBP	SSB	02/15/13	29,319	47,000	47,622	622	—
GBP	SSB	02/15/13	30,796	49,000	50,021	1,021	—
JPY	HSB	02/15/13	4,664,937	57,000	53,863	—	3,137
JPY	HSB	02/15/13	9,521,777	117,460	109,942	—	7,518
JPY	HSB	02/15/13	10,700,352	130,000	123,550	—	6,450
JPY	HSB	02/15/13	14,516,721	179,000	167,615	—	11,385
JPY	HSB	02/15/13	16,438,500	195,000	189,805	—	5,195
JPY	HSB	02/15/13	18,586,201	234,011	214,603	—	19,408
JPY	SSB	02/15/13	45,683,047	575,100	527,473	—	47,627
MXN	SSB	02/15/13	1,109,564	86,000	85,507	—	493
NZD	SSB	02/15/13	94,789	78,000	78,120	120	—
SGD	SSB	02/15/13	9,125	7,461	7,470	9	—
Total Forward Currency Purchase Contracts				$2,748,097	$2,672,776	$26,100	$101,421

Forward Currency Sale Contracts
AUD	SSB	01/16/13	186,770	$195,933	$193,764	$2,169	$—
AUD	SSB	02/15/13	16,510	17,337	17,091	246	—
AUD	SSB	02/15/13	20,778	21,687	21,508	179	—
AUD	SSB	02/15/13	30,895	32,268	31,982	286	—
AUD	SSB	02/15/13	32,537	33,887	33,680	207	—
AUD	SSB	02/15/13	166,376	171,553	172,223	—	670
CAD	RBC	02/15/13	31,380	31,502	31,519	—	17
CAD	RBC	02/15/13	37,056	37,601	37,220	381	—
CAD	RBC	02/15/13	260,853	264,691	262,010	2,681	—
CAD	RBC	02/15/13	384,699	384,170	386,404	—	2,234
CAD	SSB	01/16/13	171,732	173,956	172,598	1,358	—

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (continued)

Forward Currency Contracts open at December 31, 2012 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (continued)
CHF	HSB	02/15/13	9,535	$10,227	$10,434	$—	$207
CHF	SSB	01/16/13	50,967	54,669	55,737	—	1,068
DKK	CSF	02/15/13	452,169	79,839	80,054	—	215
DKK	SSB	01/16/13	439,500	76,628	77,771	—	1,143
EUR	HSB	02/15/13	42,000	55,537	55,459	78	—
EUR	HSB	02/15/13	55,951	71,234	73,879	—	2,645
EUR	HSB	02/15/13	104,276	134,887	137,690	—	2,803
EUR	HSB	02/15/13	109,650	142,290	144,786	—	2,496
EUR	HSB	02/15/13	291,228	370,587	384,549	—	13,962
EUR	SSB	01/16/13	176,548	229,518	233,061	—	3,543
GBP	HSB	02/15/13	36,316	57,647	58,986	—	1,339
GBP	SSB	01/16/13	135,951	219,059	220,838	—	1,779
GBP	SSB	02/15/13	63,559	101,858	103,236	—	1,378
GBP	SSB	02/15/13	106,300	168,737	172,658	—	3,921
HKD	SSB	01/16/13	401,872	51,855	51,852	3	—
JPY	SSB	01/16/13	41,893,063	508,945	483,594	25,351	—
KRW	SCB	02/15/13	69,875,640	64,253	65,094	—	841
MXN	SSB	02/15/13	155,485	12,071	11,982	89	—
MXN	SSB	02/15/13	283,561	21,822	21,852	—	30
MXN	SSB	02/15/13	622,357	46,745	47,961	—	1,216
MXN	SSB	02/15/13	1,444,822	108,149	111,343	—	3,194
NOK	SSB	01/16/13	143,760	25,409	25,854	—	445
NOK	SSB	02/15/13	207,529	36,044	37,281	—	1,237
NOK	SSB	02/15/13	227,283	39,933	40,830	—	897
NOK	SSB	02/15/13	411,017	73,105	73,838	—	733
NOK	SSB	02/15/13	514,028	88,729	92,343	—	3,614
NOK	SSB	02/15/13	1,752,048	303,553	314,749	—	11,196
NZD	SSB	01/16/13	15,254	12,760	12,596	164	—
NZD	SSB	02/15/13	72,512	60,885	59,760	1,125	—
NZD	SSB	02/15/13	120,583	98,774	99,378	—	604
NZD	SSB	02/15/13	310,172	250,451	255,627	—	5,176
PLN	HSB	02/15/13	4,776	1,443	1,536	—	93
PLN	HSB	02/15/13	80,263	25,471	25,817	—	346
PLN	HSB	02/15/13	82,661	24,926	26,588	—	1,662
PLN	HSB	02/15/13	113,072	35,821	36,370	—	549
PLN	SSB	02/15/13	112,501	35,427	36,186	—	759
PLN	SSB	02/15/13	781,195	235,658	251,271	—	15,613
SEK	SSB	01/16/13	113,363	17,059	17,427	—	368
SEK	SSB	02/15/13	125,569	18,803	19,290	—	487

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Lazard Retirement Multi-Asset Targeted Volatility Portfolio (concluded)

Forward Currency Contracts open at December 31, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
SEK	SSB	02/15/13	208,913	$31,310	$32,093	$—	$783
SEK	SSB	02/15/13	581,810	85,626	89,377	—	3,751
SGD	SSB	01/16/13	10,282	8,421	8,417	4	—
Total Forward Currency Sale Contracts				$5,460,750	$5,519,443	34,321	93,014
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$60,421	$194,435

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Lazard Retirement Series, Inc. Notes to Portfolios of Investments December 31, 2012

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

U.S. Strategic Equity	$5,991,862	$888,989	$171,399	$717,590
U.S. Small-Mid Cap Equity	44,085,422	4,860,625	1,716,403	3,144,222
International Equity	520,562,685	96,729,936	5,029,866	91,700,070
Emerging Markets Equity	933,629,849	154,794,183	65,081,027	89,713,156
Multi-Asset Targeted Volatility	29,492,135	1,279,248	423,462	855,786

(c)	Private placements.

(d)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under ac- counting principles generally accepted in the United States of America (“GAAP”) hierarchy—see Note 8.

(e)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2012, these securities amounted to 1.7% of net assets of Emerging Markets Equity Portfolio, and are considered to be liquid.

(f)	Segregated security for forward currency contracts.

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt

Currency Abbreviations:
AUD	— Australian Dollar	KRW	— South Korean Won
CAD	— Canadian Dollar	MXN	— Mexican New Peso
CHF	— Swiss Franc	NOK	— Norwegian Krone
DKK	— Danish Krone	NZD	— New Zealand Dollar
EUR	— Euro	PLN	— Polish Zloty
GBP	— British Pound Sterling	SEK	— Swedish Krona
HKD	— Hong Kong Dollar	SGD	— Singapore Dollar
JPY	— Japanese Yen	USD	— United States Dollar

Counterparty Abbreviations:
CSF	— Credit Suisse Group AG	SCB	— Standard Chartered Bank
HSB	— HSBC Bank USA	SSB	— State Street Bank and Trust Co.
RBC	— Royal Bank of Canada

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi- Asset Targeted Volatility Portfolio

Aerospace & Defense	—%	—%	1.4%
Agriculture	1.2	0.7	0.9
Alcohol & Tobacco	5.6	4.9	2.5
Automotive	2.7	—	0.6
Banking	11.0	22.3	3.1
Cable Television	—	—	2.0
Chemicals	0.9	1.2	0.3
Commercial Services	2.0	4.3	2.5
Computer Software	1.9	2.9	2.7
Construction & Engineering	—	1.7	—
Consumer Products	2.5	6.8	1.6
Diversified	0.6	1.3	—
Electric	2.5	—	2.5
Energy Exploration & Production	—	4.4	0.7
Energy Integrated	5.3	3.2	4.3
Energy Services	3.3	—	3.2
Financial Services	2.0	3.4	6.6
Food & Beverages	3.1	1.1	3.4
Forest & Paper Products	2.3	0.8	1.1
Gas Utilities	—	—	0.7
Health Services	1.1	—	0.8
Housing	4.9	1.6	2.7
Insurance	4.3	1.4	2.2
Leisure & Entertainment	5.4	1.7	2.4
Manufacturing	8.7	4.4	3.6
Medical Products	1.1	—	1.8
Metal & Glass Containers	—	—	0.1
Metals & Mining	2.9	5.0	1.3
Pharmaceutical & Biotechnology	12.2	—	6.3
Real Estate	—	—	2.3
Retail	4.7	6.5	7.0
Semiconductors & Components	1.2	3.4	0.1
Technology	1.9	0.9	1.4
Technology Hardware	—	0.9	6.1
Telecommunications	3.3	13.4	2.3
Transportation	2.1	1.4	2.5
Subtotal	100.7	99.6	83.0
Foreign Government Obligations	—	—	12.2
Supranationals	—	—	1.2
U.S. Municipal Bonds	—	—	0.4
Short-Term Investments	2.6	1.0	3.5
Total Investments	103.3%	100.6%	100.3%

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

December 31, 2012	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

ASSETS
Investments in securities, at value	$6,709,452	$47,229,644
Foreign currency	—	—
Receivables for:
Capital stock sold	2,637	67,930
Dividends and interest	5,344	12,613
Investments sold	—	108,958
Amount due from Investment Manager (Note 3)	7,849	—
Other	—	75,885
Gross unrealized appreciation on forward currency contracts	—	—
Deferred offering costs (Note 2(f))	—	—
Total assets	6,725,282	47,495,030

LIABILITIES
Payables for:
Management fees	—	29,188
Due to custodian	—	—
Accrued distribution fees	1,415	9,729
Accrued directors’ fees	10	74
Capital stock redeemed	13,115	238,182
Investments purchased	—	220,867
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	8,789	19,033
Total liabilities	23,329	517,073
Net assets	$6,701,953	$46,977,957

NET ASSETS
Paid in capital	$6,098,052	$41,139,545
Undistributed (distributions in excess of) net investment income	14,289	—
Accumulated net realized gain (loss)	(164,958)	1,755,411
Net unrealized appreciation (depreciation) on:
Investments	754,570	4,083,001
Foreign currency and forward currency contracts	—	—
Net assets	$6,701,953	$46,977,957

Service Shares
Net assets	$6,701,953	$46,977,957
Shares of capital stock outstanding*	642,085	6,431,142
Net asset value, offering and redemption price per share	$10.44	$7.30

Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—
Cost of investments in securities	$5,954,882	$43,146,643
Cost of foreign currency	—	—

*	$0.001 par value, 1,550,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

36  Annual Report

December 31, 2012	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi-Asset Targeted Volatility Portfolio

ASSETS
Investments in securities, at value	$612,262,755	$1,023,343,005	$30,347,921
Foreign currency	29	410,566	5,075
Receivables for:
Capital stock sold	338,598	1,123,964	454,193
Dividends and interest	580,428	573,979	143,452
Investments sold	—	285,417	51,049
Amount due from Investment Manager (Note 3)	—	—	27,802
Other	—	—	—
Gross unrealized appreciation on forward currency contracts	—	—	60,421
Deferred offering costs (Note 2(f))	—	—	32,267
Total assets	613,181,810	1,025,736,931	31,122,180

LIABILITIES
Payables for:
Management fees	383,889	837,747	—
Due to custodian	—	359,079	4,339
Accrued distribution fees	127,963	151,596	1,809
Accrued directors’ fees	918	1,514	37
Capital stock redeemed	19,864,041	6,824,917	156,637
Investments purchased	311,521	130,366	483,010
Gross unrealized depreciation on forward currency contracts	—	—	194,435
Other accrued expenses and payables	56,784	137,326	20,395
Total liabilities	20,745,116	8,442,545	860,662
Net assets	$592,436,694	$1,017,294,386	$30,261,518

NET ASSETS
Paid in capital	$573,115,012	$938,108,768	$29,455,593
Undistributed (distributions in excess of) net investment income	1,496,937	(24,941)	80,147
Accumulated net realized gain (loss)	(77,940,694)	(16,601,341)	(36,832)
Net unrealized appreciation (depreciation) on:
Investments	95,767,521	95,814,539	894,723
Foreign currency and forward currency contracts	(2,082)	(2,639)	(132,113)
Net assets	$592,436,694	$1,017,294,386	$30,261,518

Service Shares
Net assets	$592,436,694	$734,698,617	$30,261,518
Shares of capital stock outstanding*	53,294,207	33,061,628	2,870,304
Net asset value, offering and redemption price per share	$11.12	$22.22	$10.54

Investor Shares
Net assets	—	$282,595,769	—
Shares of capital stock outstanding*	—	12,850,144	—
Net asset value, offering and redemption price per share	—	$21.99	—
Cost of investments in securities	$516,495,234	$927,524,775	$29,453,198
Cost of foreign currency	$29	$411,056	$5,040

*	$0.001 par value, 1,550,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2012	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Investment Income
Income
Dividends	$138,425	$1,297,291
Interest	—	—
Total investment income*	138,425	1,297,291

Expenses
Management fees (Note 3)	44,819	859,696
Distribution fees (Service Shares)	16,013	285,671
Custodian fees	42,582	54,441
Administration fees	43,779	65,356
Professional services	32,917	47,517
Shareholders’ reports	9,334	29,329
Shareholders’ services	14,445	16,378
Directors’ fees and expenses	235	4,249
Amortization of offering costs (Note 2(f))	—	—
Other	2,425	7,353
Total gross expenses	206,549	1,369,990
Management fees waived and expenses reimbursed	(123,772)	—
Administration and shareholders’ services fees waived	(18,750)	—
Total net expenses	64,027	1,369,990
Net investment income (loss)	74,398	(72,699)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	624,773	15,334,108
Foreign currency and forward currency contracts	—	—
Net change in unrealized appreciation (depreciation) on:
Investments**	153,516	(1,784,076)
Foreign currency and forward currency contracts	—	—
Net realized and unrealized gain on investments, foreign currency and forward currency contracts	778,289	13,550,032
Net increase in net assets resulting from operations	$852,687	$13,477,333

* Net of foreign withholding taxes of	$—	$—
** Net of foreign capital gains taxes of	$—	$—

(a)	From Portfolio’s commencement of operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

38  Annual Report

For the Year Ended December 31, 2012	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Multi-Asset Targeted Volatility Portfolio (a)

Investment Income
Income
Dividends	$16,307,441	$28,003,278	$140,963
Interest	—	14,699	71,251
Total investment income*	16,307,441	28,017,977	212,214

Expenses
Management fees (Note 3)	4,214,996	9,455,540	86,849
Distribution fees (Service Shares)	1,405,978	1,690,822	25,952
Custodian fees	194,813	715,663	111,032
Administration fees	154,890	231,238	29,541
Professional services	88,160	127,953	45,435
Shareholders’ reports	62,855	112,638	3,791
Shareholders’ services	18,859	37,891	9,822
Directors’ fees and expenses	20,581	34,651	7,548
Amortization of offering costs (Note 2(f))	—	—	65,878
Other	16,135	25,539	1,937
Total gross expenses	6,177,267	12,431,935	387,785
Management fees waived and expenses reimbursed	—	—	(265,143)
Administration and shareholders’ services fees waived	—	—	(15,501)
Total net expenses	6,177,267	12,431,935	107,141
Net investment income (loss)	10,130,174	15,586,042	105,073

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	10,804,664	18,481,396	90,159
Foreign currency and forward currency contracts	(206,461)	(524,882)	(53,859)
Net change in unrealized appreciation (depreciation) on:
Investments**	87,459,552	149,972,004	894,723
Foreign currency and forward currency contracts	4,285	7,700	(132,113)
Net realized and unrealized gain on investments, foreign currency and forward currency contracts	98,062,040	167,936,218	798,910
Net increase in net assets resulting from operations	$108,192,214	$183,522,260	$903,983

* Net of foreign withholding taxes of	$1,476,736	$3,274,460	$6,370
** Net of foreign capital gains taxes of	$—	$3,691	$—

(a)	From Portfolio’s commencement of operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	U.S. Strategic Equity Portfolio		U.S. Small-Mid Cap Equity Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$74,398	$65,203	$(72,699)	$(257,654)
Net realized gain on investments, foreign currency and forward currency contracts	624,773	385,685	15,334,108	8,158,409
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	153,516	(381,509)	(1,784,076)	(22,778,437)
Net increase (decrease) in net assets resulting from operations	852,687	69,379	13,477,333	(14,877,682)

Distributions to shareholders
From net investment income
Service Shares	(74,439)	(62,404)	—	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	—	—	(13,385,623)	(13,524,573)
Investor Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(74,439)	(62,404)	(13,385,623)	(13,524,573)

Capital stock transactions
Net proceeds from sales
Service Shares	1,309,054	2,242,803	16,027,344	84,023,394
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	74,439	62,404	13,385,623	13,524,573
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(1,468,248)	(2,475,789)	(163,050,420)	(35,265,759)
Investor Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	(84,755)	(170,582)	(133,637,453)	62,282,208
Total increase (decrease) in net assets	693,493	(163,607)	(133,545,743)	33,879,953
Net assets at beginning of period	6,008,460	6,172,067	180,523,700	146,643,747
Net assets at end of period*	$6,701,953	$6,008,460	$46,977,957	$180,523,700
* Includes undistributed (distributions in excess of) net investment income of	$14,289	$14,330	$—	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	649,088	671,997	19,491,128	13,285,662
Shares sold	132,214	238,042	1,614,498	8,027,580
Shares issued to shareholders from reinvestment of distributions	7,195	6,872	1,846,293	1,467,946
Shares redeemed	(146,412)	(267,823)	(16,520,777)	(3,290,060)
Net increase (decrease)	(7,003)	(22,909)	(13,059,986)	6,205,466
Shares outstanding at end of period	642,085	649,088	6,431,142	19,491,128

Investor Shares
Shares outstanding at beginning of year
Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net decrease
Shares outstanding at end of year

(a)	Portfolio commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

40  Annual Report

					Lazard Retirement
	Lazard Retirement		Lazard Retirement		Multi-Asset Targeted
	International Equity Portfolio		Emerging Markets Equity Portfolio		Volatility Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012 (a)

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,130,174	$9,540,484	$15,586,042	$19,165,142	$105,073
Net realized gain on investments, foreign currency and forward currency contracts	10,598,203	13,096,798	17,956,514	35,288,134	36,300
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	87,463,837	(59,238,313)	149,979,704	(231,930,064)	762,610
Net increase (decrease) in net assets resulting from operations	108,192,214	(36,601,031)	183,522,260	(177,476,788)	903,983

Distributions to shareholders
From net investment income
Service Shares	(9,606,473)	(10,647,586)	(11,326,475)	(12,651,559)	(8,528)
Investor Shares	—	—	(4,994,100)	(6,893,511)	—
From net realized gains
Service Shares	—	—	(8,223,171)	—	(89,530)
Investor Shares	—	—	(3,170,007)	—	—
Net decrease in net assets resulting from distributions	(9,606,473)	(10,647,586)	(27,713,753)	(19,545,070)	(98,058)

Capital stock transactions
Net proceeds from sales
Service Shares	87,375,966	165,281,419	173,094,228	261,009,494	33,033,489
Investor Shares	—	—	55,191,482	59,827,932	—
Net proceeds from reinvestment of distributions
Service Shares	9,606,473	10,647,586	19,549,646	12,651,559	98,074
Investor Shares	—	—	8,164,107	6,893,511	—
Cost of shares redeemed
Service Shares	(117,013,552)	(85,828,787)	(150,059,376)	(143,280,335)	(3,675,970)
Investor Shares	—	—	(69,143,806)	(97,148,515)	—
Net increase (decrease) in net assets from capital stock transactions	(20,031,113)	90,100,218	36,796,281	99,953,646	29,455,593
Total increase (decrease) in net assets	78,554,628	42,851,601	192,604,788	(97,068,212)	30,261,518
Net assets at beginning of period	513,882,066	471,030,465	824,689,598	921,757,810	—
Net assets at end of period*	$592,436,694	$513,882,066	$1,017,294,386	$824,689,598	$30,261,518
* Includes undistributed (distributions in excess of) net investment income of	$1,496,937	$1,136,951	$(24,941)	$(38,689)	$80,147

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of period	55,098,125	45,824,607	31,012,717	24,938,452	—
Shares sold	8,621,819	16,490,094	8,283,260	12,059,351	3,211,753
Shares issued to shareholders from reinvestment of distributions	877,788	1,143,463	898,421	680,095	9,305
Shares redeemed	(11,303,525)	(8,360,039)	(7,132,770)	(6,665,181)	(350,754)
Net increase (decrease)	(1,803,918)	9,273,518	2,048,911	6,074,265	2,870,304
Shares outstanding at end of period	53,294,207	55,098,125	33,061,628	31,012,717	2,870,304

Investor Shares
Shares outstanding at beginning of year			13,191,140	14,669,543
Shares sold			2,612,839	2,689,966
Shares issued to shareholders from reinvestment of distributions			379,197	370,181
Shares redeemed			(3,333,032)	(4,538,550)
Net decrease			(340,996)	(1,478,403)
Shares outstanding at end of year			12,850,144	13,191,140

(a)	Portfolio commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Service Shares
Net asset value, beginning of year	$9.26	$9.18	$8.19	$6.51	$10.17
Income (loss) from investment operations:
Net investment income	0.12	0.10	0.06	0.06	0.10
Net realized and unrealized gain (loss)	1.18	0.08	0.99	1.69	(3.69)
Total from investment operations	1.30	0.18	1.05	1.75	(3.59)
Less distributions from:
Net investment income	(0.12)	(0.10)	(0.06)	(0.07)	(0.07)
Total distributions	(0.12)	(0.10)	(0.06)	(0.07)	(0.07)
Net asset value, end of year	$10.44	$9.26	$9.18	$8.19	$6.51

Total Return (a)	14.01%	1.96%	12.85%	26.84%	-35.28%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$6,702	$6,008	$6,172	$5,365	$3,312
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.22%	1.25%	1.25%
Gross expenses	3.23%	3.37%	3.84%	4.67%	4.88%
Net investment income	1.16%	1.04%	0.68%	1.03%	1.27%
Portfolio turnover rate	59%	50%	55%	79%	86%

LAZARD RETIREMENT U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Service Shares
Net asset value, beginning of year	$9.26	$11.04	$9.68	$6.34	$9.98
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	0.03	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.95	(1.01)	2.27	3.35	(3.63)
Total from investment operations	0.94	(1.02)	2.30	3.34	(3.64)
Less distributions from:
Net investment income	—	—	(0.03)	—	—
Net realized gains	(2.90)	(0.76)	(0.91)	—	—
Total distributions	(2.90)	(0.76)	(0.94)	—	—
Net asset value, end of year	$7.30	$9.26	$11.04	$9.68	$6.34

Total Return (a)	10.38%	-9.07%	23.72%	52.68%	-36.47%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$46,978	$180,524	$146,644	$143,821	$34,969
Ratios to average net assets:
Net expenses	1.20%	1.15%	1.18%	1.25%	1.25%
Gross expenses	1.20%	1.15%	1.18%	1.31%	1.41%
Net investment income (loss)	-0.06%	-0.16%	0.29%	-0.21%	-0.11%
Portfolio turnover rate	74%	98%	122%	171%	139%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

42  Annual Report

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Service Shares
Net asset value, beginning of year	$9.33	$10.28	$9.76	$8.23	$13.35
Income (loss) from investment operations:
Net investment income	0.19	0.18	0.12	0.16	0.21
Net realized and unrealized gain (loss)	1.78	(0.93)	0.53	1.60	(5.15)
Total from investment operations	1.97	(0.75)	0.65	1.76	(4.94)
Less distributions from:
Net investment income	(0.18)	(0.20)	(0.13)	(0.23)	(0.14)
Net realized gains	—	—	—	—	(0.04)
Total distributions	(0.18)	(0.20)	(0.13)	(0.23)	(0.18)
Net asset value, end of year	$11.12	$9.33	$10.28	$9.76	$8.23

Total Return (a)	21.11%	-7.27%	6.72%	21.46%	-37.02%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$592,437	$513,882	$471,030	$343,467	$284,140
Ratios to average net assets:
Net expenses	1.10%	1.12%	1.14%	1.17%	1.17%
Gross expenses	1.10%	1.12%	1.14%	1.17%	1.17%
Net investment income	1.80%	1.89%	1.41%	1.89%	2.15%
Portfolio turnover rate	43%	39%	53%	104%	43%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report  43

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Service Shares
Net asset value, beginning of year	$18.71	$23.33	$19.23	$11.59	$25.64
Income (loss) from investment operations:
Net investment income (a)	0.33	0.44	0.34	0.29	0.58
Net realized and unrealized gain (loss)	3.78	(4.64)	4.02	7.80	(12.77)
Total from investment operations	4.11	(4.20)	4.36	8.09	(12.19)
Less distributions from:
Net investment income	(0.35)	(0.42)	(0.26)	(0.45)	(0.47)
Net realized gains	(0.25)	—	—	—	(1.39)
Total distributions	(0.60)	(0.42)	(0.26)	(0.45)	(1.86)
Net asset value, end of year	$22.22	$18.71	$23.33	$19.23	$11.59

Total Return (b)	22.05%	-18.00%	22.69%	69.85%	-48.72%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$734,699	$580,370	$581,859	$367,260	$168,787
Ratios to average net assets:
Net expenses	1.39%	1.42%	1.46%	1.56%	1.52%
Gross expenses	1.39%	1.42%	1.46%	1.56%	1.52%
Net investment income	1.57%	2.04%	1.66%	1.86%	2.81%
Portfolio turnover rate	23%	19%	27%	51%	53%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Investor Shares
Net asset value, beginning of year	$18.52	$23.17	$19.13	$11.55	$25.60
Income (loss) from investment operations:
Net investment income (a)	0.38	0.50	0.38	0.32	0.64
Net realized and unrealized gain (loss)	3.74	(4.62)	4.01	7.79	(12.78)
Total from investment operations	4.12	(4.12)	4.39	8.11	(12.14)
Less distributions from:
Net investment income	(0.40)	(0.53)	(0.35)	(0.53)	(0.52)
Net realized gains	(0.25)	—	—	—	(1.39)
Total distributions	(0.65)	(0.53)	(0.35)	(0.53)	(1.91)
Net asset value, end of year	$21.99	$18.52	$23.17	$19.13	$11.55

Total Return (b)	22.34%	-17.79%	23.05%	70.23%	-48.59%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$282,596	$244,320	$339,899	$170,217	$61,005
Ratios to average net assets:
Net expenses	1.14%	1.17%	1.21%	1.31%	1.28%
Gross expenses	1.14%	1.17%	1.21%	1.31%	1.28%
Net investment income	1.85%	2.31%	1.83%	2.03%	3.02%
Portfolio turnover rate	23%	19%	27%	51%	53%

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

44  Annual Report

LAZARD RETIREMENT MULTI-ASSET TARGETED VOLATILITY PORTFOLIO

For the Period
Selected data for a share of capital	4/30/12* to
stock outstanding throughout the period	12/31/12

Service Shares
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	0.54
Total from investment operations	0.57
Less distributions from:
Net investment income	— (c)
Net realized gains	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$10.54

Total Return (a)	5.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,262
Ratios to average net assets:
Net expenses (b)	1.05%
Gross expenses (b)	3.80%
Net investment income (b)	1.03%
Portfolio turnover rate	45%

*	Portfolio commenced operations on April 30, 2012.
(a)	Total return reflects reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Lazard Retirement Series, Inc. Notes to Financial Statements December 31, 2012

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of thirteen no-load portfolios (each referred to as a “Portfolio”), which are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following five Portfolios, each of which is “diversified,” as defined in the Act, are offered: Lazard Retirement U.S. Strategic Equity Portfolio (“U.S. Strategic Equity Portfolio”), Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (“U.S. Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”) and Lazard Retirement Multi-Asset Targeted Volatility Portfolio (“Multi-Asset Targeted Volatility Portfolio”). Multi-Asset Targeted Volatility Portfolio commenced investment operations on April 30, 2012. Each of the other eight Portfolios had not commenced operations as of December 31, 2012.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NAS-DAQ national market or other U.S. or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of an independent pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values

46  Annual Report

as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—

Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method. For the period ended December 31, 2012, only Multi-Asset Targeted Volatility Portfolio traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

For the period ended December 31, 2012, only Multi-Asset Targeted Volatility Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2012, the Portfolios had available, for federal income tax purposes, unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2017	Expiring 2018

U.S. Strategic Equity	$—	$127,978
International Equity	67,453,721	7,205,218

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended

Annual Report  47

December 31, 2012, Emerging Markets Equity Portfolio and Multi-Asset Targeted Volatility Portfolio elected to defer net capital and foreign currency losses of $10,521,224 and $36,336, respectively arising between November 1, 2012 and December 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally became effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carry-forwards may expire unused.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009–2011), or expected to be taken in the Portfolios’ 2012 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income, if any. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years or periods ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2012	2011	2012	2011

U.S. Strategic Equity	$74,439	$62,404	$—	$—
U.S. Small-Mid Cap Equity	2,214,796	432,097	11,170,827	13,092,476
International Equity	9,606,473	10,647,586	—	—
Emerging Markets Equity	16,320,575	19,545,070	11,393,178	—
Multi-Asset Targeted Volatility	97,978	—	80	—

As of December 31, 2012, the components of distributable earnings, on a tax basis, not disclosed elsewhere, were as follows:

			Net Unrealized
			Appreciation
	Undistributed	Undistributed	including
	Ordinary	Long-Term	Foreign
Portfolio	Income	Capital Gain	Currency

U.S. Strategic Equity	$14,289	$—	$717,590
U.S. Small-Mid Cap Equity	2,262,271	431,919	3,144,222
International Equity	2,281,756	—	91,698,863
Emerging Markets Equity	—	—	89,706,842
Multi-Asset Targeted Volatility	—	—	862,628

(f) Offering Costs—Cost incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

48  Annual Report

(h) Expense Reductions—The Portfolios’ excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of any credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Strategic Equity	0.70%
U.S. Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Multi-Asset Targeted Volatility	0.85

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

U.S. Strategic Equity	1.00%	N/A
U.S. Small-Mid Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity	1.60	1.35%
Multi-Asset Targeted Volatility	1.05	N/A

During the year or period ended December 31, 2012, the Investment Manager fully waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
	Management	Expenses
Portfolio	Fees waived	Reimbursed

U.S. Strategic Equity	$44,819	$78,953
Multi-Asset Targeted Volatility	86,849	178,294

The Fund has entered into an administration agreement with State Street to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the following Portfolios until each respective Portfolio’s net assets reach $25 million. During the year or period ended December 31, 2012, State Street waived its fees as follows:

Portfolio	Amount

U.S. Strategic Equity	$18,750
Multi-Asset Targeted Volatility	9,375

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to

Annual Report  49

waive the monthly minimum fee for six months after a new Portfolio has commenced operations. During the period ended December 31, 2012, BFDS waived its fees of $6,126 for Multi-Asset Targeted Volatility Portfolio.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year or period ended December 31, 2012 were as follows:

Portfolio	Purchases	Sales

U.S. Strategic Equity	$3,763,116	$3,709,818
U.S. Small-Mid Cap Equity	86,447,075	225,388,747
International Equity	237,656,062	230,713,762
Emerging Markets Equity	261,107,409	210,932,162
Multi-Asset Targeted Volatility	34,804,403	6,423,095

For the year or period ended December 31, 2012, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

50  Annual Report

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2012:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

U.S. Strategic Equity Portfolio
Common Stocks	$6,623,969	$—	$—	$6,623,969
Preferred Stock	—	—	1,649	1,649
Short-Term Investment	—	83,834	—	83,834
Total	$6,623,969	$83,834	$1,649	$6,709,452

U.S. Small-Mid Cap Equity Portfolio
Common Stocks	$46,447,076	$—	$—	$46,447,076
Preferred Stock	—	—	44,975	44,975
Short-Term Investment	—	737,593	—	737,593
Total	$46,447,076	$737,593	$44,975	$47,229,644

International Equity Portfolio
Common Stocks
Australia	$—	$15,110,042	$—	$15,110,042
Belgium	—	21,057,336	—	21,057,336
Bermuda	—	3,896,586	—	3,896,586
Brazil	—	9,673,250	—	9,673,250
Canada	17,067,069	—	—	17,067,069
Finland	—	7,846,524	—	7,846,524
France	—	57,959,780	—	57,959,780
Germany	—	60,059,865	—	60,059,865
Indonesia	4,912,186	—	—	4,912,186
Ireland	4,746,820	—	—	4,746,820
Italy	—	17,857,063	—	17,857,063
Japan	—	93,093,436	—	93,093,436
Mexico	5,391,600	—	—	5,391,600
Netherlands	—	12,016,173	—	12,016,173
New Zealand	—	4,278,725	—	4,278,725
Philippines	—	3,377,450	—	3,377,450
Russia	—	8,906,953	—	8,906,953
South Africa	—	6,623,359	—	6,623,359
South Korea	—	15,323,879	—	15,323,879
Spain	—	14,800,960	—	14,800,960
Sweden	—	32,891,347	—	32,891,347
Switzerland	—	27,844,465	—	27,844,465
Thailand	—	6,215,295	—	6,215,295
Turkey	—	10,031,922	—	10,031,922
United Kingdom	—	135,755,605	—	135,755,605
Short-Term Investment	—	15,525,065	—	15,525,065
Total	$32,117,675	$580,145,080	$—	$612,262,755

Annual Report  51

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

Emerging Markets Equity Portfolio
Common Stocks
Argentina	$4,995,510	$—	$—	$4,995,510
Brazil	25,066,064	103,669,678	—	128,735,742
Canada	5,704,926	—	—	5,704,926
China	16,901,988	54,909,101	—	71,811,089
Colombia	11,570,102	—	—	11,570,102
Egypt	—	18,395,189	—	18,395,189
Hong Kong	21,277,133	6,423,217	—	27,700,350
Hungary	—	13,453,009	—	13,453,009
India	—	48,840,606	—	48,840,606
Indonesia	21,427,305	37,420,637	—	58,847,942
Macau	—	6,930,615	—	6,930,615
Malaysia	—	7,959,341	—	7,959,341
Mexico	41,891,820	—	—	41,891,820
Pakistan	—	13,071,165	—	13,071,165
Philippines	19,478,187	—	—	19,478,187
Russia	21,137,910	84,113,965	—	105,251,875
South Africa	—	130,004,651	—	130,004,651
South Korea	—	147,663,727	—	147,663,727
Taiwan	—	44,369,986	—	44,369,986
Thailand	—	29,578,979	—	29,578,979
Turkey	—	64,093,663	—	64,093,663
Preferred Stock	13,273,039	—	—	13,273,039
Short-Term Investment	—	9,721,492	—	9,721,492
Total	$202,723,984	$820,619,021	$—	$1,023,343,005

Multi-Asset Targeted Volatility Portfolio

Assets:
Common Stocks
Australia	$649	$688,956	$—	$689,605
Belgium	436,176	96,507	—	532,683
Bermuda	70,327	—	—	70,327
Canada	824,789	—	—	824,789
China	—	8,807	—	8,807
Denmark	—	250,204	—	250,204
Finland	461,744	33,830	—	495,574
France	500,487	95,709	—	596,196
Germany	190,554	77,491	—	268,045
Guernsey	—	13,333	—	13,333
Hong Kong	—	189,881	—	189,881
Ireland	436,576	49,033	—	485,609
Isle of Man	—	18,847	—	18,847
Israel	197,342	—	—	197,342
Italy	380,835	55,031	—	435,866
Japan	1,601,456	1,274,339	—	2,875,795
Netherlands	—	77,532	—	77,532
New Zealand	—	9,372	—	9,372
Norway	—	43,363	—	43,363
Singapore	—	9,368	—	9,368
Spain	—	94,904	—	94,904
Sweden	197,316	28,425	—	225,741
Switzerland	183,261	177,113	—	360,374
United Kingdom	1,414,925	461,098	—	1,876,023
United States	11,522,204	—	—	11,522,204

52  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2012

Multi-Asset Targeted Volatility Portfolio (concluded)

Corporate Bonds	$—	$2,326,905	$—	$2,326,905
Foreign Government Obligations	—	3,698,840	—	3,698,840
Quasi Government Bonds	—	598,270	—	598,270
Supranationals	—	373,352	—	373,352
U.S. Municipal Bonds	—	112,265	—	112,265
Right	284	—	—	284
Short-Term Investment	—	1,066,221	—	1,066,221
Other Financial Instruments*
Forward Currency Contracts	—	60,421	—	60,421
Total	$18,418,925	$11,989,417	$—	$30,408,342

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(194,435)	$—	$(194,435)

*	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Certain common stocks (see footnote (d) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The fixed-income securities included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value.

The fair value measurement process for the Level 3 preferred stock of Better Place, Inc., a company that is working to build the infrastructure to deliver a range of services relating to the use of electric vehicles, including battery charging and swap stations, includes significant unobservable inputs, including the continued monitoring of management changes, the implementation of the company’s business plan, the application and timeliness of financing activities. Significant increases

(decreases) in any of these inputs, in isolation or in combination, could result in a significantly higher (lower) fair value measurement.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain securities in the International Equity, Emerging Markets Equity and Multi-Asset Targeted Volatility Portfolios are transferred from Level 1 to Level 2 when the fair value pricing procedure triggers are met and revert to Level 1 when the fair value pricing procedure triggers are no longer met (other than those securities described in footnote (d) in the Notes to Portfolios of Investments). There were no significant transfers into or out of Levels 1, 2 or 3 during the year or period ended December 31, 2012.

For further information regarding security characteristics see Portfolios of Investments.

Annual Report  53

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2012:

Description	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2012	Net Change in Unrealized Depreciation from Investments Still Held at December 31, 2012

U.S. Strategic Equity Portfolio
Preferred Stock	$57,572	$—	$—	$(55,923)	$—	$—	$—	$—	$1,649	$(55,923)
U.S. Small-Mid Cap Equity Portfolio
Preferred Stock	$1,570,658	$—	$—	$(1,525,683)	$—	$—	$—	$—	$44,975	$(1,525,683)

9. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Multi-Asset Targeted Volatility Portfolio

During the period ended December 31, 2012, the cost of purchases and the proceeds from sales of forward currency contracts were $16,359,925 and $25,663,025, respectively.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2012:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward
currency contracts	$60,421
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward
currency contracts	$(194,435)

The effect of derivative instruments on its Statement of Operations for the period ended December 31, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(45,077)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(134,014)

None of the other Portfolios in the Fund traded in derivatives during the year ended December 31, 2012.

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

10. Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011–11 (“ASU 2011–11”), “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The ASU 2011–11 requires disclosure of both gross and net balances for certain investments and transactions entered into under master netting agreements, better aligning US GAAP requirements with International Financial Reporting Standards.

The ASU 2011–11 is effective for annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of ASU 2011-11 will have on the Fund’s financial statements and related disclosures.

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there are no such subsequent events that require disclosure.

54  Annual Report

Lazard Retirement Series, Inc. Report of Independent Registered Public Accounting Firm

To The Board of Directors and Shareholders of
Lazard Retirement Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (the “Fund,” which comprise Lazard Retirement U.S. Strategic Equity Portfolio, Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio and Lazard Retirement Multi-Asset Targeted Volatility Portfolio (commenced operations on April 30, 2012)) as of December 31, 2012 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2012, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2012, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2012, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 21, 2013

Annual Report  55

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)

Independent Directors(3) :
Kenneth S. Davidson (67)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (50)	Director (May 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (58 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Lester Z. Lieberman (82)	Director (April 1997)	Private Investor

Leon M. Pollack (72)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (68)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Robert M. Solmson (65)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(4) :
Charles L. Carroll (52)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (52)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

56  Annual Report

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112–6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2013, 28 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Inde- pendent Directors (as defined below), except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alterna- tive Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800–823–6300.

Annual Report  57

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3) :
Nathan A. Paul (40)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (54)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (50)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (37)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (38)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112–6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

58  Annual Report

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Considerations of Management Agreement

Lazard Retirement Emerging Markets Equity Blend Portfolio

At the meeting of the Board held on November 14, 2012, the Board considered the approval of amendment of the Management Agreement between the Fund, on behalf of the Lazard Retirement Emerging Markets Equity Blend Portfolio (the “Portfolio”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager. Since the Board had renewed the Management Agreement at a meeting held on May 30, 2012 (the “May Meeting”), and, other than as discussed below, there had been no material changes in the information presented, the Board addressed many of the relevant considerations by reference to their considerations and determinations at the May Meeting.

Services Provided

The nature, extent and quality of services that the Investment Manager provides to the Fund had been considered at the May Meeting, and there had been no material changes in this information. Representatives of the Investment Manager stated, and the Directors considered, that the Investment Manager would continue to provide research and portfolio management and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements; the Investment Manager does not believe that the proposed amendment to the Management Agreement would have any adverse impact on the scope or quality of the services to be provided to the Portfolio by the Investment Manager; and the proposed amendment also would not result in any change to the proposed investment management of the Portfolio.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors had considered comparative management fee, expense ratio and performance information at the May Meeting. The Directors considered that the amendment would reduce the management fee paid by the Portfolio and the Portfolio’s expense ratio. As a result, the Directors did not reconsider comparative fee and expense information, including fees paid to the Investment Manager by funds or separate or other accounts advised or sub-advised by the Investment Manager with investment objectives, policies and strategies similar to those of the Portfolio. In addition, the Directors did not consider the period of time since the May Meeting to be an adequate period of time for reconsideration of performance in connection with approving the amendment to the Management Agreement.

Investment Manager Profitability and Economies of Scale

The Directors had considered profitability, economies of scale and the potential benefits to the Investment Manager from acting as investment adviser at the May Meeting. As a result, the Directors did not reconsider economies of scale and potential benefits, which would not change materially under the amendment from those considered at the May Meeting. In addition, since the amendment would result in a reduction in the Investment Manager’s fee, the Directors did not reconsider profitability.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to amendment of the Management Agreement with respect to the Portfolio. Based on its discus-

Annual Report  59

sions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager to the Portfolio continue to be adequate and appropriate.

•	The Board concluded that the fee to be paid to the Investment Manager continues to be reasonable in light of the considerations discussed above.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that amendment of the Management Agreement for the Fund, on behalf of the Portfolio, was in the best interests of the Portfolio and its shareholders.

60  Annual Report

Lazard Retirement Series, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Anchin, Block & Anchin LLP

1375 Broadway

New York, New York 10018

http://www.anchin.com

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2013 Lazard Asset Management LLC 12/12 LZDPS010

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $99,800 in 2011 and $130,700 in 2012.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,200 in 2011 and $33,550 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant or Service Affiliates that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $26,200 in 2011 and $33,550 in 2012. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date March 11, 2013

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date March 11, 2013